UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

One Bush Street, Suite 900 San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

One Bush Street, Suite 900

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

RS VARIABLE

PRODUCTS TRUST

RS LARGE CAP ALPHA VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	Large-cap value stocks, as measured by the Russell 1000® Value Index[1] (the “Index”), delivered negative returns in 2015, while underperforming the S&P 500® Index,[2] as concerns over weaker Chinese economic growth, slumping commodities prices, and the prospect of higher U.S. interest rates overshadowed the market.

•	RS Large Cap Alpha VIP Series (the “Fund”) delivered a negative return but outperformed the Index for the twelve-month period ended December 31, 2015. The Fund underperformed the S&P 500® Index, however. Stock selection in technology was the largest positive contributor to performance relative to the Index. Stock selection in producer durables and utilities were the primary detractors.

•	The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Market Overview

U.S. equity markets were generally volatile in 2015, as investors weighed resilience in the U.S. economy against weaker growth in Europe and China, falling oil prices, a strong dollar, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy. In the first half of the year, the market delivered positive if uneven performance, as investors welcomed news of quantitative easing in Europe and China that helped to push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted news of a weather-related slowdown in first quarter growth, a potential default in Greece, and the prospect of a Fed interest rate hike.

Investor sentiment shifted dramatically in the third quarter as China’s economic slowdown and stock market turbulence led risk-averse investors to sell shares with cyclical or international risk. The sell-off was especially pronounced for commodities-related investments, due to concerns that slowing Chinese growth would exacerbate existing supply-demand imbalances in energy and raw materials markets. Against this backdrop, oil prices continued to decline, with the Brent crude spot price falling by more than 25% during the year, after dropping more than 40% in 2014.

Despite continued weakness in energy and materials shares, equity markets regained some ground in the fourth quarter, as investors welcomed the effects of improving job gains and resilient growth in the U.S. economy, which remains a bright spot on the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006.

Performance Update

RS Large Cap Alpha VIP Series returned -2.01% for the twelve-month period ended December 31, 2015, as compared to the Index, which returned -3.83%, and the S&P 500® Index, which returned 1.38%.

Portfolio Review

The Fund’s relative performance was supported by strong share price gains for a number of the Fund’s technology investments. The Fund’s largest positive contributor was Alphabet (formerly known as Google), a stock not held in the Index. We purchased our Google shares in 2014 at prices that we believed represented the value of the company’s search engine franchise and cash balance alone, without reflecting the value of its other businesses, including YouTube, Gmail, and its Android operating system. The stock was a strong performer for the Fund in 2015 as investors rewarded the company’s strong earnings performance and nearly $5.1 billion stock buyback plan.

Relative performance was also aided by the Fund’s overweight in software giant Microsoft. As was the case with Google, we invested in Microsoft because we felt the market had undervalued the full range of Microsoft’s businesses, including its enterprise and cloud-based Office assets. Our conviction paid off as shares of Microsoft surged higher in the fourth quarter after the company reported better-than-expected earnings from its cloud- and mobile-based applications.

3

RS LARGE CAP ALPHA VIP SERIES

Another strong contributor, Broadcom, is a leading global supplier of connectivity chips used in smartphones. In May the company announced its acquisition by analog semiconductor maker Avago Technologies, and shares surged higher on the news. We opted to take our profits ahead of the deal’s closing and exited the position.

On a negative note, relative performance was hindered by stock selection in both utilities and energy, as weakness in oil and natural gas prices led investors to generally sell stocks with energy sector exposure. Two of the Fund’s largest detractors were NRG Energy, an independent power producer that operates both fossil fuel and renewable energy facilities, and Kinder Morgan, an owner and operator of oil and natural gas pipelines. We sold both investments as we sought to concentrate the portfolio on what we considered to be durable businesses that were less exposed to external risks, including volatile commodities prices.

Relative performance was also dampened by our investment in diversified media company 21st Century

Fox, which has faced concerns over increased competition to its cable and television assets from streaming video services such as Netflix. In our view, the market was undervaluing the broad range of the company’s various business assets, including its broadcasting segment that could be highly valuable to telecommunications companies looking to build out their networks. For this reason, we held on to our investment.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, even as we acknowledge that slower growth abroad, and continued uncertainty for energy and materials markets, could create headwinds in certain market segments. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $1,015,820,745

Sector Allocation vs. Index[3] As of December 31, 2015

Top Ten Holdings[4] As of December 31, 2015

Holding	% of Total Net Assets
Alphabet, Inc., Class A	6.02%
Microsoft Corp.	5.29%
The Progressive Corp.	4.57%
CVS Health Corp.	4.30%
JPMorgan Chase & Co.	4.05%
Twenty-First Century Fox, Inc., Class A	3.82%
Liberty Interactive Corp. QVC Group, Class A	3.62%
Allergan PLC	3.51%
Chevron Corp.	3.49%
Charter Communications, Inc., Class A	3.44%
Total	42.11%

1	The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	-2.01%	15.58%	10.31%	8.56%	10.64%
Russell 1000® Value Index[1]		-3.83%	13.08%	11.27%	6.16%	11.30%
S&P 500® Index[2]		1.38%	15.13%	12.57%	7.31%	10.96%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$971.70	$2.78	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2015	Shares	Value
Common Stocks – 89.5%
Asset Management & Custodian – 2.3%
Franklin Resources, Inc.	635,040	$23,382,173

		23,382,173
Automobiles – 2.4%
General Motors Co.	710,140	24,151,862

		24,151,862
Banks: Diversified – 7.8%
Citizens Financial Group, Inc.	1,306,480	34,216,711
The PNC Financial Services Group, Inc.	211,180	20,127,566
Wells Fargo & Co.	459,120	24,957,763

		79,302,040
Cable Television Services – 3.4%
Charter Communications, Inc., Class A(1)	191,020	34,975,762

		34,975,762
Chemicals: Specialty – 2.4%
LyondellBasell Industries N.V., Class A	58,590	5,091,471
Praxair, Inc.	192,825	19,745,280

		24,836,751
Computer Services, Software & Systems – 12.4%
Alphabet, Inc., Class A(1)	78,604	61,154,698
Intuit, Inc.	110,420	10,655,530
Microsoft Corp.	968,590	53,737,373

		125,547,601
Computer Technology – 1.9%
EMC Corp.	757,240	19,445,923

		19,445,923
Diversified Financial Services – 4.1%
JPMorgan Chase & Co.	623,010	41,137,350

		41,137,350
Diversified Media – 3.8%
Twenty-First Century Fox, Inc., Class A	1,429,805	38,833,504

		38,833,504
Diversified Retail – 6.6%
Dollar General Corp.	428,260	30,779,046
Liberty Interactive Corp. QVC Group, Class A(1)	1,344,874	36,741,958

		67,521,004
Drug & Grocery Store Chains – 4.3%
CVS Health Corp.	446,945	43,697,813

		43,697,813
Financial Data & Systems – 2.9%
American Express Co.	421,560	29,319,498

		29,319,498

December 31, 2015	Shares	Value
Foods – 1.8%
Mondelez International, Inc., Class A	401,010	$17,981,288

		17,981,288
Health Care Management Services – 1.6%
UnitedHealth Group, Inc.	140,885	16,573,711

		16,573,711
Insurance: Multi-Line – 0.3%
American International Group, Inc.	42,120	2,610,176

		2,610,176
Insurance: Property - Casualty – 9.8%
ACE Ltd.	88,090	10,293,316
FNF Group	294,730	10,218,289
The Progressive Corp.	1,459,940	46,426,092
XL Group PLC	844,670	33,094,171

		100,031,868
Machinery: Engines – 0.3%
Cummins, Inc.	29,200	2,569,892

		2,569,892
Medical Equipment – 2.4%
Agilent Technologies, Inc.	585,460	24,478,083

		24,478,083
Oil: Crude Producers – 2.8%
EOG Resources, Inc.	142,550	10,091,115
Noble Energy, Inc.	560,080	18,443,434

		28,534,549
Oil: Integrated – 3.5%
Chevron Corp.	393,550	35,403,758

		35,403,758
Pharmaceuticals – 8.3%
Allergan PLC(1)	114,066	35,645,625
Bristol-Myers Squibb Co.	319,780	21,997,666
Pfizer, Inc.	836,240	26,993,828

		84,637,119
Radio & TV Broadcasters – 2.0%
Sirius XM Holdings, Inc.(1)	4,915,140	20,004,620

		20,004,620
Restaurants – 1.6%
McDonald’s Corp.	138,560	16,369,478

		16,369,478
Semiconductors & Components – 0.8%
NXP Semiconductors N.V.(1)	90,720	7,643,160

		7,643,160
Total Common Stocks (Cost $786,209,952)		908,988,983

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 10.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $106,995,357, due 1/4/2016(2)	$106,995,000	$106,995,000

Total Repurchase Agreements (Cost $106,995,000)		106,995,000
Total Investments - 100.0% (Cost $893,204,952)		1,015,983,983
Other Liabilities, Net - 0.0%		(163,238)
Total Net Assets - 100.0%		$1,015,820,745

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.25%	11/15/2024	$109,137,163

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$908,988,983	$—	$—	$908,988,983
Repurchase Agreements	—	106,995,000	—	106,995,000
Total	$908,988,983	$106,995,000	$—	$1,015,983,983

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$908,988,983
Repurchase agreements	106,995,000
Cash	169,582
Foreign currency, at value	20
Dividends/interest receivable	611,732
Receivable for fund shares subscribed	19,943
Prepaid expenses	8,016

Total Assets	1,016,793,276

Liabilities
Payable to adviser	431,532
Payable for fund shares redeemed	344,993
Accrued trustees’ fees	18,747
Accrued expenses/other liabilities	177,259

Total Liabilities	972,531

Total Net Assets	$1,015,820,745

Net Assets Consist of:
Paid-in capital	$893,006,203
Accumulated undistributed net investment income	53,182
Accumulated net realized loss from investments and foreign currency transactions	(17,667)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	122,779,027

Total Net Assets	$1,015,820,745

Investments, at Cost	$893,204,952

Foreign Currency, at Cost	$24

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	22,949,617
Net Asset Value Per Share	$44.26

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Dividends	$18,965,578
Interest	131

Total Investment Income	18,965,709

Expenses
Investment advisory fees	5,423,597
Professional fees	162,611
Shareholder reports	93,196
Administrative service fees	82,914
Trustees’ fees	71,650
Custodian fees	64,897
Other expenses	87,722

Total Expenses	5,986,587

Net Investment Income	12,979,122

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	43,251,434
Net realized gain from foreign currency transactions	12
Net change in unrealized appreciation/depreciation on investments	(77,236,646)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(4)

Net Loss on Investments and Foreign Currency Transactions	(33,985,204)

Net Decrease in Net Assets Resulting from Operations	$(21,006,082)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$12,979,122	$14,465,128
Net realized gain from investments and foreign currency transactions	43,251,446	177,033,524
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(77,236,650)	(45,866,666)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,006,082)	145,631,986

Distributions to Shareholders
Net investment income	(13,681,855)	(14,040,409)
Net realized gain on investments	(95,707,224)	(140,461,280)

Total Distributions	(109,389,079)	(154,501,689)

Capital Share Transactions
Proceeds from sales of shares	19,239,300	13,074,158
Reinvestment of distributions	109,389,079	154,501,689
Cost of shares redeemed	(131,110,318)	(164,312,930)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,481,939)	3,262,917

Net Decrease in Net Assets	(132,877,100)	(5,606,786)

Net Assets
Beginning of year	1,148,697,845	1,154,304,631

End of year	$1,015,820,745	$1,148,697,845

Accumulated Undistributed Net Investment Income Included in Net Assets	$53,182	$282,734

Other Information:
Shares
Sold	387,042	243,146
Reinvested	2,485,550	3,071,604
Redeemed	(2,610,625)	(3,030,971)

Net Increase	261,967	283,779

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/15	$50.63	$0.60	[1]	$(1.64)	$(1.04)	$(0.67)	$(4.66)	$(5.33)
Year Ended 12/31/14	51.52	0.73		6.21	6.94	(0.71)	(7.12)	(7.83)
Year Ended 12/31/13	39.00	0.63		14.40	15.03	(0.63)	(1.88)	(2.51)
Year Ended 12/31/12	34.15	0.79		4.85	5.64	(0.79)	—	(0.79)
Year Ended 12/31/11	38.03	0.36		(3.88)	(3.52)	(0.36)	—	(0.36)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$44.26	(2.01)%	$1,015,821	0.55%	0.55%	1.20%	1.20%	47%
50.63	13.58%	1,148,698	0.55%	0.55%	1.27%	1.27%	56%
51.52	38.71%	1,154,305	0.54%	0.54%	1.24%	1.24%	48%
39.00	16.52%	972,252	0.55%	0.55%	2.02%	2.02%	63%
34.15	(9.22)%	875,104	0.57%	0.57%	0.98%	0.98%	51%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains
2015	$18,403,184	$90,985,895
2014	38,668,312	115,833,377

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss
$473,181	$(473,181)

The tax basis of distributable earnings as of December 31, 2015, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$53,182	$118,870

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $893,341,490. The gross unrealized appreciation and depreciation on investments, on a tax basis, at

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2015, aggregated $153,610,524 and $(30,968,031), respectively, resulting in net unrealized appreciation of $122,642,493.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $487,481,521 and $610,608,836, respectively, for the year ended December 31, 2015.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for

temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund borrowed under the facilities as follows:

Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$3,713,545	1	1.39%

*	For the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Fund and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

19

TAX DESIGNATION (UNAUDITED)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designated $90,985,895 as long-term capital gain distributions for the year ended December 31, 2015.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth

Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other periods; (4) RS Tax-Exempt Fund, which was ranked in

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings

with the Securities and Exchange Commission for the

first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q is available on the Securities and

Exchange Commission’s website at http://www.sec.gov.

The Fund’s Form N-Q may be reviewed and copied at

the Commission’s Public Reference Room in

Washington, DC, and information on the operation of the

Public Reference Room may be obtained by calling

800-SEC-0330. This information is also available,

without charge, upon request, by calling toll-free

800-221-3253.

A description of the policies and procedures that the

Fund uses to determine how to vote proxies relating to

portfolio securities, and information regarding how the

Fund voted proxies relating to portfolio securities during

the most recent 12-month period ended June 30 will be

available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and

Exchange Commission’s website at http://www.sec.gov.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, BlackRock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

RS VARIABLE

PRODUCTS TRUST

RS SMALL CAP GROWTH EQUITY VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Small Cap Growth Equity VIP Series Commentary

Highlights

•	In a volatile year for the U.S. equity markets, the small-cap growth Russell 2000® Growth Index[1] (the “Index”) declined modestly, as slower international growth, a strong dollar, and turbulent commodity markets weighed on corporate earnings and investor appetite for risk.

•	RS Small Cap Growth Equity VIP Series (the “Fund”) delivered slightly positive performance for the twelve-month period ended December 31, 2015, while also outperforming the Index. The Fund’s performance relative to the Index was driven by stock selection within the technology and financial services sectors. Stock selection within the consumer discretionary and health care sectors offset a portion of the Fund’s relative outperformance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets, as measured by the S&P 500® Index,2 delivered generally positive if volatile performance in 2015 as investors weighed resilience in the U.S. economy against a number of factors that weighed on investor confidence. These included weaker growth in Europe and China, turbulence in global commodity markets, the dampening effect of a strong dollar on U.S. exports and corporate earnings, and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policy.

Most equity and fixed income market indices advanced at the start of the year, as lower oil prices and a strong dollar reduced inflation concerns and raised hopes that the Fed might hold off from raising short-term interest rates. Investors also welcomed news of quantitative easing in Europe and China that helped push global interest rates to historic lows. Market performance became more volatile in the second quarter, however, as investors confronted a weather-related slowdown in reported first quarter economic growth and headlines associated with the continued fallout from Greece’s debt crisis. Interest rates also edged higher as markets began to price in the likelihood of a Fed interest rate hike by year-end. On a positive note, healthy corporate balance sheets helped to spur a new round of merger and acquisition activity, especially within media, technology, and biotech industries.

Concerns over weakening global economic growth, especially in China, escalated in the third quarter, which caused risk-averse investors to reduce exposure to companies with cyclical or international risk. There were also signs that the strong dollar and weaker growth abroad were starting to hurt the earnings of companies with multinational exposure. Markets regained some of the lost ground in the fourth quarter, as investors welcomed the effect that resilient consumers had on U.S. economic growth, an area that remains a bright spot in the global landscape. Fed policymakers were confident enough in the health of the U.S. economy to raise the federal funds rate by 25 basis points on December 15, 2015, the first Fed tightening since 2006. U.S. markets delivered generally positive performance in the fourth quarter despite persistent concerns over slower global economic growth, pushing returns for the S&P 500® Index into positive territory for the year.

Performance Update

The Fund returned 0.62% for the twelve-month period ended December 31, 2015, and outperformed the Index, which returned -1.38%.

Portfolio Review

Stock selection within the technology sector was a strong driver of performance relative to the Index. This was due in part to an investment in Proofpoint, a provider of comprehensive cloud-based cybersecurity solutions. Proofpoint continued to report strong earnings growth as it capitalized on the ongoing enterprise migration to cloud-based applications requiring next-generation security solutions.

Within the health care sector, relative performance was aided by a number of holdings, notably Ultragenyx and Ligand Pharmaceuticals. Ultragenyx is an early stage biotech company with a diversified pipeline of orphan drugs targeting several rare, but serious genetic diseases. Orphan drugs often benefit from an accelerated FDA approval process given the high needs of their target patient populations.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

Ligand Pharmaceuticals is a company that receives royalties from a variety of drugs developed by other biotech and pharmaceutical companies. Ligand’s stock delivered strong performance for the year, reflecting strong metrics for several of its partnership drugs, notably GlaxoSmithKline’s anemia treatment Promacta and Amgen’s cancer drug Kyprolis.

Detractors from performance in health care included two biotech companies that received disappointing clinical trial news late in the year, prompting declines in their share prices. Chimerix’s antiviral drug showed less than expected effectiveness in late-stage trials, triggering a sell-off in the stock. Shares of biopharmaceuticals company Zafgen also corrected sharply after the FDA suspended trials of its obesity drug due to safety concerns. To manage risk in the biotech area, we continued to maintain small position sizes, even as we relied on a disciplined risk management process to sell any stock when its near-term risks overshadow long-term opportunity. By year-end, we had liquidated our investment in Zafgen and sharply cut back our holdings in Chimerix.

Another detractor from performance, financial services firm PRA Group, buys delinquent debt from credit card companies and then deploys its proprietary methodology to recover payment. We exited the position after changing pricing metrics in the credit card receivables business hurt the company’s profit margins.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by slower growth abroad, a strong dollar, commodity market volatility, and a less accommodative Fed. While we recognize these various potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small-cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $106,962,312

Sector Allocation vs. Index[3] As of December 31, 2015

Top Ten Holdings[4] As of December 31, 2015

Holding	% of Total Net Assets
LogMeIn, Inc.	3.58%
The Ultimate Software Group, Inc.	2.96%
Proofpoint, Inc.	2.89%
Take-Two Interactive Software, Inc.	2.83%
NxStage Medical, Inc.	2.48%
Western Alliance Bancorp	2.32%
Ritchie Bros. Auctioneers, Inc.	2.28%
IMAX Corp.	2.25%
Monolithic Power Systems, Inc.	2.22%
Pinnacle Foods, Inc.	2.20%
Total	26.01%

1	The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.
2	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	0.62%	18.49%	13.43%	10.12%	9.67%
Russell 2000® Growth Index[1]		-1.38%	14.28%	10.67%	7.95%	6.80%
Russell 2000® Index[5]		-4.41%	11.65%	9.19%	6.80%	7.98%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$888.20	$4.24	0.89%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2015	Shares	Value
Common Stocks – 98.8%
Aerospace – 1.6%
HEICO Corp., Class A	34,776	$1,710,979

		1,710,979
Air Transport – 0.5%
Virgin America, Inc.(1)	15,711	565,753

		565,753
Asset Management & Custodian – 0.4%
WisdomTree Investments, Inc.	30,260	474,477

		474,477
Auto Parts – 0.9%
Gentherm, Inc.(1)	19,720	934,728

		934,728
Back Office Support, HR and Consulting – 2.3%
Ritchie Bros. Auctioneers, Inc.	101,140	2,438,485

		2,438,485
Banks: Diversified – 2.3%
Western Alliance Bancorp(1)	69,220	2,482,229

		2,482,229
Biotechnology – 17.8%
Aimmune Therapeutics, Inc.(1)	26,890	496,121
Amicus Therapeutics, Inc.(1)	105,167	1,020,120
aTyr Pharma, Inc.(1)	39,261	385,936
Bluebird Bio, Inc.(1)	12,825	823,621
Blueprint Medicines Corp.(1)	23,520	619,517
Celyad, ADR(1)	9,400	511,830
Chimerix, Inc.(1)	22,599	202,261
DBV Technologies S.A., ADR(1)	15,610	566,799
Five Prime Therapeutics, Inc.(1)	15,910	660,265
Ignyta, Inc.(1)	47,070	630,738
Immune Design Corp.(1)	35,950	721,876
Inotek Pharmaceuticals Corp.(1)	50,986	577,671
Kite Pharma, Inc.(1)	13,230	815,233
Ligand Pharmaceuticals, Inc.(1)	12,917	1,400,461
Lion Biotechnologies, Inc.(1)	82,860	639,679
Loxo Oncology, Inc.(1)	45,030	1,281,103
Myriad Genetics, Inc.(1)	39,030	1,684,535
NantKwest, Inc.(1)	31,950	553,694
Neurocrine Biosciences, Inc.(1)	18,926	1,070,644
Pronai Therapeutics, Inc.(1)	22,860	343,814
REGENXBIO, Inc.(1)	22,550	374,330
Sage Therapeutics, Inc.(1)	15,990	932,217
Spark Therapeutics, Inc.(1)	14,810	671,041
Ultragenyx Pharmaceutical, Inc.(1)	11,684	1,310,711
Vital Therapies, Inc.(1)	65,677	756,599

		19,050,816
Building Materials – 1.1%
Headwaters, Inc.(1)	67,070	1,131,471

		1,131,471

December 31, 2015	Shares	Value
Chemicals: Diversified – 1.4%
Chemtura Corp.(1)	53,270	$1,452,673

		1,452,673
Communications Technology – 1.9%
RingCentral, Inc., Class A(1)	86,789	2,046,485

		2,046,485
Computer Services, Software & Systems – 13.7%
Black Knight Financial Services, Inc., Class A(1)	29,802	985,254
comScore, Inc.(1)	53,920	2,218,808
Demandware, Inc.(1)	25,860	1,395,664
LogMeIn, Inc.(1)	57,140	3,834,094
Proofpoint, Inc.(1)	47,620	3,095,777
The Ultimate Software Group, Inc.(1)	16,206	3,168,435

		14,698,032
Consumer Lending – 0.4%
LendingTree, Inc.(1)	4,450	397,296

		397,296
Diversified Materials & Processing – 1.6%
Hexcel Corp.	37,888	1,759,898

		1,759,898
Drug & Grocery Store Chains – 2.0%
Casey’s General Stores, Inc.	17,830	2,147,624

		2,147,624
Electronic Entertainment – 2.8%
Take-Two Interactive Software, Inc.(1)	86,860	3,026,202

		3,026,202
Entertainment – 2.3%
IMAX Corp.(1)	67,580	2,401,793

		2,401,793
Financial Data & Systems – 3.0%
Blackhawk Network Holdings, Inc.(1)	13,720	606,561
Euronet Worldwide, Inc.(1)	27,868	2,018,479
Heartland Payment Systems, Inc.	6,290	596,418

		3,221,458
Foods – 3.3%
Pinnacle Foods, Inc.	55,490	2,356,105
Snyder’s-Lance, Inc.	33,480	1,148,364

		3,504,469
Health Care Services – 1.6%
Acadia Healthcare Co., Inc.(1)	27,610	1,724,521

		1,724,521
Household Furnishings – 2.2%
Restoration Hardware Holdings, Inc.(1)	29,580	2,350,131

		2,350,131
Leisure Time – 1.7%
ClubCorp Holdings, Inc.	101,060	1,846,366

		1,846,366

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2015	Shares	Value
Machinery: Industrial – 1.3%
John Bean Technologies Corp.	28,550	$1,422,647

		1,422,647
Medical & Dental Instruments & Supplies – 7.0%
AtriCure, Inc.(1)	81,251	1,823,272
Entellus Medical, Inc.(1)	15,190	256,103
Intersect ENT, Inc.(1)	41,390	931,275
STERIS PLC	29,540	2,225,544
West Pharmaceutical Services, Inc.	37,002	2,228,261

		7,464,455
Medical Equipment – 5.8%
ConforMIS, Inc.(1)	45,456	785,934
DexCom, Inc.(1)	20,599	1,687,058
NxStage Medical, Inc.(1)	121,108	2,653,476
Zeltiq Aesthetics, Inc.(1)	36,510	1,041,631

		6,168,099
Office Supplies & Equipment – 0.8%
Steelcase, Inc., Class A	57,940	863,306

		863,306
Oil: Crude Producers – 0.9%
Carrizo Oil & Gas, Inc.(1)	15,390	455,236
Diamondback Energy, Inc.(1)	7,600	508,440

		963,676
Pharmaceuticals – 0.5%
Ascendis Pharma A/S, ADR(1)	30,383	556,617

		556,617
Restaurants – 4.7%
Papa John’s International, Inc.	7,200	402,264
Popeyes Louisiana Kitchen, Inc.(1)	26,470	1,548,495
Red Robin Gourmet Burgers, Inc.(1)	35,950	2,219,553
Wingstop, Inc.(1)	36,820	839,864

		5,010,176
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	9,454	1,054,972

		1,054,972
Semiconductors & Components – 5.9%
Cavium, Inc.(1)	17,120	1,124,955
M/A-COM Technology Solutions Holdings, Inc.(1)	21,219	867,645
Monolithic Power Systems, Inc.	37,290	2,375,746
Tower Semiconductor Ltd.(1)	138,537	1,947,830

		6,316,176
Specialty Retail – 1.8%
Lithia Motors, Inc., Class A	17,660	1,883,792

		1,883,792
Textile Products – 0.9%
Interface, Inc.	47,610	911,255

		911,255

December 31, 2015	Shares	Value
Textiles, Apparel & Shoes – 3.4%
Carter’s, Inc.	15,746	$1,401,866
G-III Apparel Group Ltd.(1)	25,450	1,126,417
Steven Madden Ltd.(1)	36,200	1,093,964

		3,622,247
Total Common Stocks (Cost $91,783,381)		105,603,304

	Principal Amount	Value
Repurchase Agreements – 1.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $1,634,005, due 1/4/2016(2)	$1,634,000	1,634,000
Total Repurchase Agreements (Cost $1,634,000)		1,634,000
Total Investments - 100.3% (Cost $93,417,381)		107,237,304
Other Liabilities, Net - (0.3)%		(274,992)
Total Net Assets - 100.0%		$106,962,312

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.25%	11/15/2024	$1,669,163

Legend:

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$105,603,304	$—	$—	$105,603,304
Repurchase Agreements	—	1,634,000	—	1,634,000
Total	$105,603,304	$1,634,000	$—	$107,237,304

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$107,237,304
Cash	789
Receivable for investments sold	170,223
Dividends/interest receivable	37,529
Receivable for fund shares subscribed	3,412
Prepaid expenses	865

Total Assets	107,450,122

Liabilities
Payable for investments purchased	250,743
Payable for fund shares redeemed	127,322
Payable to adviser	69,413
Accrued trustees’ fees	1,953
Accrued expenses/other liabilities	38,379

Total Liabilities	487,810

Total Net Assets	$106,962,312

Net Assets Consist of:
Paid-in capital	$94,281,389
Accumulated net realized loss from investments	(1,139,000)
Net unrealized appreciation on investments	13,819,923

Total Net Assets	$106,962,312

Investments, at Cost	$93,417,381

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	7,321,277
Net Asset Value Per Share	$14.61

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Dividends	$408,929
Interest	21
Withholding taxes on foreign dividends	(6,585)

Total Investment Income	402,365

Expenses
Investment advisory fees	896,728
Custodian fees	55,859
Professional fees	34,064
Transfer agent fees	24,440
Shareholder reports	10,439
Administrative service fees	9,200
Trustees’ fees	7,779
Other expenses	8,539

Total Expenses	1,047,048

Net Investment Loss	(644,683)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	14,669,124
Net change in unrealized appreciation/depreciation on investments	(12,669,969)

Net Gain on Investments	1,999,155

Net Increase in Net Assets Resulting from Operations	$1,354,472

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment loss	$(644,683)	$(682,742)
Net realized gain from investments	14,669,124	16,974,245
Net change in unrealized appreciation/depreciation on investments	(12,669,969)	(5,521,746)

Net Increase in Net Assets Resulting from Operations	1,354,472	10,769,757

Distributions to Shareholders
Net realized gain on investments	(18,368,178)	(18,762,603)

Total Distributions	(18,368,178)	(18,762,603)

Capital Share Transactions
Proceeds from sales of shares	7,140,279	9,719,270
Reinvestment of distributions	18,368,178	18,762,603
Cost of shares redeemed	(19,676,294)	(22,910,434)

Net Increase in Net Assets Resulting from Capital Share Transactions	5,832,163	5,571,439

Net Decrease in Net Assets	(11,181,543)	(2,421,407)

Net Assets
Beginning of year	118,143,855	120,565,262

End of year	$106,962,312	$118,143,855

Other Information:
Shares
Sold	384,270	518,613
Reinvested	1,242,773	1,082,666
Redeemed	(1,066,518)	(1,230,063)

Net Increase	560,525	371,216

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/15	$17.47	$(0.10)[1]	$0.24	$0.14	$—	$(3.00)	$(3.00)
Year Ended 12/31/14	18.87	(0.10)	1.98	1.88	—	(3.28)	(3.28)
Year Ended 12/31/13	14.83	(0.10)	7.39	7.29	—	(3.25)	(3.25)
Year Ended 12/31/12	12.84	(0.07)	2.06	1.99	—	—	—
Year Ended 12/31/11	13.14	(0.09)	(0.21)	(0.30)	—	—	—

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$14.61	0.62%	$106,962	0.88%	0.88%	(0.54)%	(0.54)%	88%
17.47	10.13%	118,144	0.86%	0.86%	(0.60)%	(0.60)%	95%
18.87	50.13%	120,565	0.85%	0.85%	(0.59)%	(0.59)%	101%
14.83	15.50%	88,116	0.88%	0.88%	(0.46)%	(0.46)%	98%
12.84	(2.28)%	85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains
2015	$—	$18,368,178
2014	1,494,179	17,268,424

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(629,839)	$644,683	$(14,844)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $370,987.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $94,185,394. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $17,793,869 and $(4,741,959), respectively, resulting in net unrealized appreciation of $13,051,910.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $102,536,860 and $115,046,589, respectively, for the year ended December 31, 2015.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund did not borrow under the facilities.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”).

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Fund and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $18,368,178 as long-term capital gain distributions for the year ended December 31, 2015.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS

Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds,

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS S&P 500 INDEX VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS S&P 500 Index VIP Series Commentary

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) returned 1.03% for the twelve-month period ended December 31, 2015, slightly underperforming its benchmark, the S&P 500® Index[1] (the “Index”), which returned 1.38%.

Market Overview

In a volatile 2015, the U.S. equity market, as measured by the Index, delivered a modestly positive return, but the gain was far below the 13.69% and 32.39% returns for 2014 and 2013, respectively.

The year brought mixed messages for investors. In December, with the U.S. unemployment rate around 5%, the U.S. Federal Reserve (the “Fed”) cast a vote of confidence in the advancing U.S. economy with its long-awaited 25-basis-point increase in the federal funds rate, the first increase in nearly a decade. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted.

The Index posted weak gains, below 1%, in the first and second quarters. In the third quarter, China stunned global markets with a surprise currency devaluation that came amid other indicators of strain in global economies and commodities markets. Volatility surged, and the Index returned -6.44% in the third quarter before rebounding to a 7.03% return in the fourth quarter.

Among the sectors in the Index, energy and materials had the deepest negative returns, while utilities, industrials, and financials also ended the year in negative territory. The consumer and healthcare sectors led those sectors with positive performance, with technology and telecommunications also positive.

Performance Update

The difference in performance between the Fund and the Index was primarily due to the fact that the Fund incurs fees and expenses, whereas the Index does not.

Outlook

We anticipate some ongoing volatility in securities markets given the continuing rout in energy and commodities, weak growth outside the U.S. and speculation about future rate increases by the Fed. However, the Fed has repeatedly said that any future increases will be cautious and gradual, and we expect monetary policy to remain accommodative and U.S. economic growth to remain on its slow but steady course.

3

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $118,751,924

Sector Allocation[2] As of December 31, 2015

Top Ten Holdings[3] As of December 31, 2015

Holding	% of Total Net Assets
Apple, Inc.	3.20%
Microsoft Corp.	2.42%
Exxon Mobil Corp.	1.77%
General Electric Co.	1.60%
Johnson & Johnson	1.55%
Amazon.com, Inc.	1.42%
Wells Fargo & Co.	1.38%
Berkshire Hathaway, Inc., Class B	1.35%
JPMorgan Chase & Co.	1.33%
Facebook, Inc., Class A	1.30%
Total	17.32%

1	The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due to the presence of cash and other short-term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	1.03%	14.79%	12.27%	7.03%	4.14%
S&P 500® Index[1]		1.38%	15.13%	12.57%	7.31%	4.39%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$998.90	$1.41	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Common Stocks – 97.6%
Advertising Agencies – 0.2%
Nielsen Holdings PLC	2,358	$109,883
Omnicom Group, Inc.	1,569	118,710
The Interpublic Group of Companies, Inc.	2,632	61,273

		289,866
Aerospace – 2.0%
General Dynamics Corp.	1,925	264,418
L-3 Communications Holdings, Inc.	508	60,711
Lockheed Martin Corp.	1,712	371,761
Northrop Grumman Corp.	1,182	223,173
Raytheon Co.	1,951	242,958
Rockwell Collins, Inc.	860	79,378
Textron, Inc.	1,773	74,484
The Boeing Co.	4,079	589,783
United Technologies Corp.	5,343	513,302

		2,419,968
Air Transport – 0.8%
American Airlines Group, Inc.	4,083	172,915
Delta Air Lines, Inc.	5,094	258,215
FedEx Corp.	1,701	253,432
Southwest Airlines Co.	4,212	181,369
United Continental Holdings, Inc.(1)	2,415	138,379

		1,004,310
Aluminum – 0.1%
Alcoa, Inc.	8,486	83,757

		83,757
Asset Management & Custodian – 0.8%
Affiliated Managers Group, Inc.(1)	354	56,555
BlackRock, Inc.	818	278,545
Franklin Resources, Inc.	2,455	90,393
Invesco Ltd.	2,746	91,936
Legg Mason, Inc.	698	27,383
Northern Trust Corp.	1,408	101,503
State Street Corp.	2,614	173,465
T. Rowe Price Group, Inc.	1,627	116,314

		936,094
Auto Parts – 0.4%
BorgWarner, Inc.	1,452	62,770
Delphi Automotive PLC	1,814	155,514
Genuine Parts Co.	977	83,914
Johnson Controls, Inc.	4,195	165,661

		467,859
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.	1,742	56,911

		56,911
Automobiles – 0.6%
Ford Motor Co.	25,244	355,688
General Motors Co.	9,172	311,940

		667,628

December 31, 2015	Shares	Value
Back Office Support, HR and Consulting – 0.8%
Accenture PLC, Class A	4,047	$422,911
Automatic Data Processing, Inc.	2,987	253,059
Paychex, Inc.	2,079	109,958
Robert Half International, Inc.	860	40,540
Verisk Analytics, Inc., Class A(1)	1,012	77,803

		904,271
Banks: Diversified – 3.7%
Bank of America Corp.(2)	67,437	1,134,965
BB&T Corp.	5,053	191,054
Comerica, Inc.	1,145	47,895
Fifth Third Bancorp	5,145	103,414
Huntington Bancshares, Inc.	5,160	57,070
KeyCorp	5,411	71,371
M&T Bank Corp.	1,035	125,421
Regions Financial Corp.	8,455	81,168
SunTrust Banks, Inc.	3,301	141,415
The PNC Financial Services Group, Inc.	3,289	313,475
U.S. Bancorp	10,649	454,393
Wells Fargo & Co.	30,104	1,636,453
Zions Bancorporation	1,333	36,391

		4,394,485
Banks: Savings, Thrift & Mortgage Lending – 0.0%
People’s United Financial, Inc.	2,010	32,462

		32,462
Beverage: Brewers & Distillers – 0.3%
Brown-Forman Corp., Class B	659	65,426
Constellation Brands, Inc., Class A	1,123	159,960
Molson Coors Brewing Co., Class B	1,021	95,892

		321,278
Beverage: Soft Drinks – 2.0%
Coca-Cola Enterprises, Inc.	1,353	66,622
Dr. Pepper Snapple Group, Inc.	1,224	114,077
Keurig Green Mountain, Inc.	753	67,755
Monster Beverage Corp.(1)	972	144,789
PepsiCo, Inc.	9,436	942,845
The Coca-Cola Co.	25,350	1,089,036

		2,425,124
Biotechnology – 2.7%
AbbVie, Inc.	10,588	627,233
Alexion Pharmaceuticals, Inc.(1)	1,460	278,495
Amgen, Inc.	4,886	793,144
Baxalta, Inc.	3,516	137,230
Biogen, Inc.(1)	1,444	442,369
Celgene Corp.(1)	5,089	609,459
Regeneron Pharmaceuticals, Inc.(1)	505	274,149

		3,162,079
Building Materials – 0.2%
Martin Marietta Materials, Inc.	437	59,685
Masco Corp.	2,180	61,694
Vulcan Materials Co.	869	82,529

		203,908

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Building: Climate Control – 0.1%
Ingersoll-Rand PLC	1,691	$93,495

		93,495
Cable Television Services – 1.1%
Cablevision Systems Corp., Class A	1,451	46,287
Comcast Corp., Class A	15,815	892,440
Scripps Networks Interactive, Inc., Class A	615	33,954
Time Warner Cable, Inc.	1,835	340,558

		1,313,239
Chemicals: Diversified – 0.9%
Airgas, Inc.	421	58,233
E.I. du Pont de Nemours & Co.	5,677	378,088
Eastman Chemical Co.	970	65,485
Ecolab, Inc.	1,722	196,962
FMC Corp.	872	34,121
The Dow Chemical Co.	7,283	374,929

		1,107,818
Chemicals: Specialty – 0.5%
Air Products & Chemicals, Inc.	1,263	164,329
International Flavors & Fragrances, Inc.	526	62,931
LyondellBasell Industries N.V., Class A	2,329	202,390
Praxair, Inc.	1,845	188,928

		618,578
Coal – 0.0%
CONSOL Energy, Inc.	1,495	11,811

		11,811
Commercial Services: Rental & Leasing – 0.1%
Ryder System, Inc.	355	20,175
United Rentals, Inc.(1)	602	43,669

		63,844
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,290	108,546

		108,546
Communications Technology – 1.3%
Cisco Systems, Inc.	32,876	892,748
Harris Corp.	809	70,302
Juniper Networks, Inc.	2,308	63,701
QUALCOMM, Inc.	9,735	486,604

		1,513,355
Computer Services, Software & Systems – 8.5%
Adobe Systems, Inc.(1)	3,231	303,520
Akamai Technologies, Inc.(1)	1,153	60,682
Alphabet, Inc., Class A(1)	1,887	1,468,105
Alphabet, Inc., Class C(1)	1,925	1,460,844
Autodesk, Inc.(1)	1,465	89,263
CA, Inc.	2,018	57,634
Citrix Systems, Inc.(1)	997	75,423
Cognizant Technology Solutions Corp., Class A(1)	3,939	236,419
CSRA, Inc.	892	26,760

December 31, 2015	Shares	Value
Computer Services, Software & Systems (continued)
F5 Networks, Inc.(1)	464	$44,990
Facebook, Inc., Class A(1)	14,705	1,539,025
Hewlett Packard Enterprise Co.	11,647	177,034
Intuit, Inc.	1,710	165,015
Microsoft Corp.(2)	51,734	2,870,202
Oracle Corp.	20,735	757,450
Red Hat, Inc.(1)	1,184	98,047
Salesforce.com, Inc.(1)	4,048	317,363
Symantec Corp.	4,376	91,896
Teradata Corp.(1)	867	22,906
VeriSign, Inc.(1)	636	55,561
Yahoo!, Inc.(1)	5,627	187,154

		10,105,293
Computer Technology – 4.5%
Apple, Inc.(2)	36,109	3,800,833
EMC Corp.	12,556	322,438
HP, Inc.	11,700	138,528
International Business Machines Corp.(2)	5,781	795,581
NetApp, Inc.	1,894	50,248
SanDisk Corp.	1,300	98,787
Seagate Technology PLC	1,937	71,011
Western Digital Corp.	1,504	90,315

		5,367,741
Consumer Electronics – 0.1%
Garmin Ltd.	773	28,732
Harman International Industries, Inc.	470	44,279

		73,011
Consumer Lending – 0.0%
Navient Corp.	2,347	26,873

		26,873
Consumer Services: Miscellaneous – 0.2%
eBay, Inc.(1)	7,154	196,592
H & R Block, Inc.	1,528	50,898

		247,490
Containers & Packaging – 0.2%
Ball Corp.	883	64,221
Owens-Illinois, Inc.(1)	1,049	18,274
Sealed Air Corp.	1,279	57,043
WestRock Co.	1,666	76,003

		215,541
Copper – 0.0%
Freeport-McMoRan, Inc.	7,485	50,673

		50,673
Cosmetics – 0.1%
The Estee Lauder Companies, Inc., Class A	1,442	126,983

		126,983
Diversified Financial Services – 3.4%
Ameriprise Financial, Inc.	1,128	120,042
Capital One Financial Corp.	3,446	248,732
Citigroup, Inc.	19,294	998,465

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Diversified Financial Services (continued)
JPMorgan Chase & Co.(2)	23,841	$1,574,221
Leucadia National Corp.	2,159	37,545
Morgan Stanley	9,782	311,166
The Bank of New York Mellon Corp.	7,079	291,796
The Goldman Sachs Group, Inc.	2,570	463,191

		4,045,158
Diversified Manufacturing Operations – 3.2%
3M Co.	3,988	600,752
Danaher Corp.	3,862	358,703
Dover Corp.	1,004	61,555
Eaton Corp. PLC	2,998	156,016
General Electric Co.(2)	61,125	1,904,044
Honeywell International, Inc.	4,992	517,021
Illinois Tool Works, Inc.	2,119	196,389

		3,794,480
Diversified Media – 0.6%
Discovery Communications, Inc., Class A(1)	975	26,013
Discovery Communications, Inc., Class C(1)	1,671	42,143
News Corp., Class A	2,472	33,026
News Corp., Class B	704	9,828
Time Warner, Inc.	5,178	334,861
Twenty-First Century Fox, Inc., Class A	7,583	205,954
Twenty-First Century Fox, Inc., Class B	2,793	76,053

		727,878
Diversified Retail – 2.9%
Amazon.com, Inc.(1)	2,490	1,682,966
Costco Wholesale Corp.	2,833	457,529
Dollar General Corp.	1,885	135,475
Dollar Tree, Inc.(1)	1,521	117,452
Kohl’s Corp.	1,230	58,585
Macy’s, Inc.	2,036	71,219
Nordstrom, Inc.	882	43,932
Target Corp.	3,990	289,714
Wal-Mart Stores, Inc.	10,162	622,931

		3,479,803
Drug & Grocery Store Chains – 1.3%
CVS Health Corp.	7,172	701,206
The Kroger Co.	6,305	263,738
Walgreens Boots Alliance, Inc.	5,642	480,445
Whole Foods Market, Inc.	2,211	74,069

		1,519,458
Electronic Components – 0.3%
Amphenol Corp., Class A	1,997	104,303
Corning, Inc.	7,662	140,062
TE Connectivity Ltd.	2,502	161,654

		406,019
Electronic Entertainment – 0.2%
Activision Blizzard, Inc.	3,268	126,504
Electronic Arts, Inc.(1)	2,013	138,334

		264,838

December 31, 2015	Shares	Value
Energy Equipment – 0.0%
First Solar, Inc.(1)	491	$32,401

		32,401
Engineering & Contracting Services – 0.1%
Fluor Corp.	918	43,348
Jacobs Engineering Group, Inc.(1)	794	33,308
Quanta Services, Inc.(1)	1,035	20,959

		97,615
Entertainment – 1.0%
The Walt Disney Co.	9,851	1,035,143
Viacom, Inc., Class B	2,249	92,569

		1,127,712
Environmental, Maintenance, And Security Services – 0.1%
Cintas Corp.	567	51,625
Stericycle, Inc.(1)	554	66,813

		118,438
Fertilizers – 0.3%
CF Industries Holdings, Inc.	1,510	61,623
Monsanto Co.	2,849	280,684
The Mosaic Co.	2,172	59,925

		402,232
Financial Data & Systems – 2.9%
Alliance Data Systems Corp.(1)	401	110,905
American Express Co.	5,419	376,891
Discover Financial Services	2,769	148,474
Equifax, Inc.	772	85,978
Fidelity National Information Services, Inc.	1,797	108,898
Fiserv, Inc.(1)	1,481	135,452
MasterCard, Inc., Class A	6,414	624,467
McGraw Hill Financial, Inc.	1,751	172,614
Moody’s Corp.	1,114	111,779
PayPal Holdings, Inc.(1)	7,201	260,676
Synchrony Financial(1)	5,401	164,244
The Dun & Bradstreet Corp.	240	24,943
The Western Union Co.	3,273	58,619
Total System Services, Inc.	1,105	55,029
Visa, Inc., Class A	12,607	977,673

		3,416,642
Foods – 1.6%
Campbell Soup Co.	1,164	61,168
ConAgra Foods, Inc.	2,804	118,217
General Mills, Inc.	3,871	223,202
Hormel Foods Corp.	880	69,590
Kellogg Co.	1,661	120,040
McCormick & Co., Inc.	757	64,769
Mead Johnson Nutrition Co.	1,277	100,819
Mondelez International, Inc., Class A	10,293	461,538
Sysco Corp.	3,401	139,441
The Hershey Co.	931	83,110
The JM Smucker Co.	781	96,329
The Kraft Heinz Co.	3,851	280,199
Tyson Foods, Inc., Class A	1,915	102,127

		1,920,549

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Fruit & Grain Processing – 0.1%
Archer-Daniels-Midland Co.	3,865	$141,768

		141,768
Gas Pipeline – 0.3%
Columbia Pipeline Group, Inc.	2,520	50,400
Kinder Morgan, Inc.	11,850	176,802
Spectra Energy Corp.	4,349	104,115

		331,317
Gold – 0.1%
Newmont Mining Corp.	3,427	61,652

		61,652
Health Care Facilities – 0.3%
DaVita HealthCare Partners, Inc.(1)	1,080	75,287
HCA Holdings, Inc.(1)	2,033	137,492
Tenet Healthcare Corp.(1)	650	19,695
Universal Health Services, Inc., Class B	599	71,574

		304,048
Health Care Management Services – 1.4%
Aetna, Inc.	2,259	244,243
Anthem, Inc.	1,691	235,793
CIGNA Corp.	1,669	244,225
Humana, Inc.	967	172,619
UnitedHealth Group, Inc.	6,173	726,192

		1,623,072
Health Care Services – 0.7%
Cerner Corp.(1)	1,972	118,655
Express Scripts Holding Co.(1)	4,380	382,856
McKesson Corp.	1,491	294,070

		795,581
Home Building – 0.1%
D.R. Horton, Inc.	2,130	68,224
Lennar Corp., Class A	1,159	56,687
PulteGroup, Inc.	2,058	36,673

		161,584
Hotel/Motel – 0.2%
Marriott International, Inc., Class A	1,249	83,733
Starwood Hotels & Resorts Worldwide, Inc.	1,093	75,723
Wyndham Worldwide Corp.	752	54,633
Wynn Resorts Ltd.	530	36,671

		250,760
Household Appliances – 0.1%
Whirlpool Corp.	512	75,197

		75,197
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	1,730	76,258

		76,258
Household Furnishings – 0.1%
Leggett & Platt, Inc.	882	37,062
Mohawk Industries, Inc.(1)	419	79,354

		116,416

December 31, 2015	Shares	Value
Insurance: Life – 0.6%
Aflac, Inc.	2,764	$165,564
Lincoln National Corp.	1,603	80,567
Principal Financial Group, Inc.	1,764	79,345
Prudential Financial, Inc.	2,908	236,740
Torchmark Corp.	743	42,470
Unum Group	1,577	52,498

		657,184
Insurance: Multi-Line – 2.5%
American International Group, Inc.	8,012	496,504
Aon PLC	1,775	163,673
Assurant, Inc.	436	35,115
Berkshire Hathaway, Inc., Class B(1)	12,134	1,602,173
Loews Corp.	1,813	69,619
Marsh & McLennan Companies, Inc.	3,379	187,366
MetLife, Inc.	7,200	347,112
The Hartford Financial Services Group, Inc.	2,653	115,299

		3,016,861
Insurance: Property - Casualty – 0.9%
ACE Ltd.	2,100	245,385
Cincinnati Financial Corp.	964	57,040
The Allstate Corp.	2,509	155,784
The Chubb Corp.	1,471	195,113
The Progressive Corp.	3,786	120,395
The Travelers Companies, Inc.	1,971	222,447
XL Group PLC	1,929	75,578

		1,071,742
Leisure Time – 0.7%
Carnival Corp.	2,982	162,459
Expedia, Inc.	762	94,717
Royal Caribbean Cruises Ltd.	1,120	113,355
The Priceline Group, Inc.(1)	323	411,809
TripAdvisor, Inc.(1)	737	62,829

		845,169
Luxury Items – 0.1%
Fossil Group, Inc.(1)	276	10,091
Signet Jewelers Ltd.	520	64,319
Tiffany & Co.	732	55,844

		130,254
Machinery: Agricultural – 0.1%
Deere & Co.	2,020	154,065

		154,065
Machinery: Construction & Handling – 0.2%
Caterpillar, Inc.	3,771	256,277

		256,277
Machinery: Engines – 0.1%
Cummins, Inc.	1,064	93,643

		93,643
Machinery: Tools – 0.1%
Snap-on, Inc.	377	64,629
Stanley Black & Decker, Inc.	970	103,528

		168,157

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Medical & Dental Instruments & Supplies – 1.0%
Becton Dickinson and Co.	1,372	$211,411
Boston Scientific Corp.(1)	8,713	160,668
CR Bard, Inc.	485	91,878
DENTSPLY International, Inc.	913	55,556
Edwards Lifesciences Corp.(1)	1,404	110,888
Henry Schein, Inc.(1)	545	86,214
Patterson Companies, Inc.	541	24,459
St. Jude Medical, Inc.	1,839	113,595
Stryker Corp.	2,046	190,155
Zimmer Biomet Holdings, Inc.	1,115	114,388

		1,159,212
Medical Equipment – 1.4%
Agilent Technologies, Inc.	2,147	89,766
Baxter International, Inc.	3,543	135,166
Illumina, Inc.(1)	943	181,004
Intuitive Surgical, Inc.(1)	246	134,355
Medtronic PLC	9,107	700,511
PerkinElmer, Inc.	725	38,838
Thermo Fisher Scientific, Inc.	2,585	366,682
Varian Medical Systems, Inc.(1)	628	50,742

		1,697,064
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	657	81,232
Quest Diagnostics, Inc.	937	66,658

		147,890
Metal Fabricating – 0.2%
Fastenal Co.	1,877	76,619
Precision Castparts Corp.	898	208,345

		284,964
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	597	37,408
Pitney Bowes, Inc.	1,277	26,370
Xerox Corp.	6,164	65,523

		129,301
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	418	8,820
Transocean Ltd.	2,215	27,422

		36,242
Oil Well Equipment & Services – 1.0%
Baker Hughes, Inc.	2,825	130,374
Cameron International Corp.(1)	1,238	78,241
Ensco PLC, Class A	1,526	23,485
FMC Technologies, Inc.(1)	1,477	42,848
Halliburton Co.	5,543	188,684
Helmerich & Payne, Inc.	704	37,699
National Oilwell Varco, Inc.	2,434	81,515
Schlumberger Ltd.	8,168	569,718

		1,152,564

December 31, 2015	Shares	Value
Oil: Crude Producers – 1.2%
Anadarko Petroleum Corp.	3,291	$159,877
Apache Corp.	2,449	108,907
Cabot Oil & Gas Corp.	2,681	47,427
Chesapeake Energy Corp.	3,374	15,183
Cimarex Energy Co.	622	55,594
Devon Energy Corp.	2,503	80,096
EOG Resources, Inc.	3,561	252,083
EQT Corp.	995	51,869
Marathon Oil Corp.	4,387	55,232
Murphy Oil Corp.	1,048	23,528
Newfield Exploration Co.(1)	1,047	34,090
Noble Energy, Inc.	2,757	90,788
Occidental Petroleum Corp.	4,947	334,467
Pioneer Natural Resources Co.	975	122,246
Range Resources Corp.	1,105	27,194
Southwestern Energy Co.(1)	2,509	17,839

		1,476,420
Oil: Integrated – 3.2%
Chevron Corp.	12,189	1,096,523
ConocoPhillips	7,997	373,380
Exxon Mobil Corp.(2)	26,962	2,101,688
Hess Corp.	1,557	75,483
The Williams Cos., Inc.	4,419	113,568

		3,760,642
Oil: Refining And Marketing – 0.6%
Marathon Petroleum Corp.	3,452	178,952
ONEOK, Inc.	1,365	33,661
Phillips 66	3,075	251,535
Tesoro Corp.	780	82,189
Valero Energy Corp.	3,119	220,544

		766,881
Paints & Coatings – 0.3%
PPG Industries, Inc.	1,744	172,342
The Sherwin-Williams Co.	517	134,213

		306,555
Paper – 0.1%
International Paper Co.	2,685	101,225

		101,225
Personal Care – 1.8%
Colgate-Palmolive Co.	5,809	386,996
Kimberly-Clark Corp.	2,351	299,282
The Clorox Co.	840	106,537
The Procter & Gamble Co.(2)	17,620	1,399,204

		2,192,019
Pharmaceuticals – 7.3%
Abbott Laboratories	9,662	433,920
Allergan PLC(1)	2,553	797,813
AmerisourceBergen Corp.	1,266	131,297
Bristol-Myers Squibb Co.	10,805	743,276
Cardinal Health, Inc.	2,136	190,681

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	6,321	$532,607
Endo International PLC(1)	1,349	82,586
Gilead Sciences, Inc.	9,334	944,507
Johnson & Johnson(2)	17,921	1,840,845
Mallinckrodt PLC(1)	751	56,047
Merck & Co., Inc.	18,093	955,672
Mylan N.V.(1)	2,676	144,691
Perrigo Co. PLC	955	138,189
Pfizer, Inc.	39,980	1,290,554
Vertex Pharmaceuticals, Inc.(1)	1,597	200,951
Zoetis, Inc.	2,967	142,179

		8,625,815
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	375	75,971

		75,971
Production Technology Equipment – 0.2%
Applied Materials, Inc.	7,443	138,961
KLA-Tencor Corp.	1,010	70,043
Lam Research Corp.	1,033	82,041

		291,045
Radio & TV Broadcasters – 0.1%
CBS Corp., Class B	2,809	132,388
TEGNA, Inc.	1,436	36,647

		169,035
Railroads – 0.7%
CSX Corp.	6,315	163,874
Kansas City Southern	707	52,792
Norfolk Southern Corp.	1,934	163,597
Union Pacific Corp.	5,532	432,602

		812,865
Real Estate Investment Trusts – 2.7%
American Tower Corp.	2,744	266,031
Apartment Investment & Management Co., Class A	1,020	40,831
AvalonBay Communities, Inc.	886	163,139
Boston Properties, Inc.	1,002	127,795
Crown Castle International Corp.	2,162	186,905
Equinix, Inc.	401	121,262
Equity Residential	2,360	192,552
Essex Property Trust, Inc.	429	102,707
General Growth Properties, Inc.	3,772	102,636
HCP, Inc.	3,019	115,447
Host Hotels & Resorts, Inc.	4,868	74,675
Iron Mountain, Inc.	1,252	33,817
Kimco Realty Corp.	2,677	70,833
Plum Creek Timber Co., Inc.	1,125	53,685
Prologis, Inc.	3,396	145,756
Public Storage	960	237,792
Realty Income Corp.	1,617	83,486
Simon Property Group, Inc.	2,004	389,658
SL Green Realty Corp.	650	73,437

December 31, 2015	Shares	Value
Real Estate Investment Trusts (continued)
The Macerich Co.	878	$70,846
Ventas, Inc.	2,157	121,719
Vornado Realty Trust	1,157	115,654
Welltower, Inc.	2,296	156,197
Weyerhaeuser Co.	3,306	99,114

		3,145,974
Real Estate Services – 0.1%
CBRE Group, Inc., Class A(1)	1,892	65,425

		65,425
Recreational Vehicles & Boats – 0.0%
Harley-Davidson, Inc.	1,251	56,783

		56,783
Restaurants – 1.4%
Chipotle Mexican Grill, Inc.(1)	202	96,930
Darden Restaurants, Inc.	744	47,348
McDonald’s Corp.	5,947	702,579
Starbucks Corp.	9,617	577,308
Yum! Brands, Inc.	2,793	204,029

		1,628,194
Scientific Instruments: Control & Filter – 0.5%
Allegion PLC	626	41,266
FLIR Systems, Inc.	895	25,123
Flowserve Corp.	848	35,684
Parker-Hannifin Corp.	881	85,439
Rockwell Automation, Inc.	855	87,731
Roper Technologies, Inc.	657	124,692
The ADT Corp.	1,069	35,256
Tyco International PLC	2,738	87,315
Waters Corp.(1)	537	72,269

		594,775
Scientific Instruments: Electrical – 0.2%
AMETEK, Inc.	1,541	82,582
Emerson Electric Co.	4,240	202,799

		285,381
Scientific Instruments: Pollution Control – 0.3%
Pentair PLC	1,175	58,198
Republic Services, Inc.	1,552	68,273
Waste Management, Inc.	2,690	143,565
Xylem, Inc.	1,162	42,413

		312,449
Securities Brokerage & Services – 0.6%
CME Group, Inc.	2,191	198,504
E*TRADE Financial Corp.(1)	1,894	56,138
Intercontinental Exchange, Inc.	711	182,201
Nasdaq, Inc.	745	43,337
The Charles Schwab Corp.	7,760	255,537

		735,717
Semiconductors & Components – 2.1%
Analog Devices, Inc.	2,022	111,857
Avago Technologies Ltd.	1,696	246,174

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Semiconductors & Components (continued)
Broadcom Corp., Class A	3,634	$210,118
Intel Corp.	30,563	1,052,895
Linear Technology Corp.	1,549	65,786
Microchip Technology, Inc.	1,316	61,247
Micron Technology, Inc.(1)	7,024	99,460
NVIDIA Corp.	3,311	109,131
Qorvo, Inc.(1)	922	46,930
Skyworks Solutions, Inc.	1,245	95,653
Texas Instruments, Inc.	6,570	360,102
Xilinx, Inc.	1,665	78,205

		2,537,558
Specialty Retail – 2.7%
Advance Auto Parts, Inc.	475	71,492
AutoNation, Inc.(1)	495	29,532
AutoZone, Inc.(1)	198	146,898
Bed, Bath & Beyond, Inc.(1)	1,081	52,158
Best Buy Co., Inc.	1,932	58,829
CarMax, Inc.(1)	1,313	70,863
GameStop Corp., Class A	684	19,179
L Brands, Inc.	1,650	158,103
Lowe’s Companies, Inc.	5,927	450,689
Netflix, Inc.(1)	2,768	316,604
O’Reilly Automotive, Inc.(1)	639	161,935
Ross Stores, Inc.	2,623	141,144
Staples, Inc.	4,169	39,480
The Gap, Inc.	1,484	36,655
The Home Depot, Inc.	8,212	1,086,037
The TJX Companies, Inc.	4,337	307,537
Tractor Supply Co.	871	74,471
Urban Outfitters, Inc.(1)	563	12,808

		3,234,414
Steel – 0.1%
Nucor Corp.	2,070	83,421

		83,421
Telecommunications Equipment – 0.1%
Motorola Solutions, Inc.	1,049	71,804

		71,804
Textiles, Apparel & Shoes – 0.9%
Coach, Inc.	1,805	59,078
Hanesbrands, Inc.	2,538	74,693
Michael Kors Holdings Ltd.(1)	1,192	47,752
NIKE, Inc., Class B	8,740	546,250
PVH Corp.	539	39,697
Ralph Lauren Corp.	390	43,477
Under Armour, Inc., Class A(1)	1,175	94,717
VF Corp.	2,209	137,510

		1,043,174

December 31, 2015	Shares	Value
Tobacco – 1.6%
Altria Group, Inc.	12,699	$739,209
Philip Morris International, Inc.	10,034	882,089
Reynolds American, Inc.	5,369	247,779

		1,869,077
Toys – 0.1%
Hasbro, Inc.	734	49,442
Mattel, Inc.	2,198	59,720

		109,162
Transportation Miscellaneous – 0.4%
Expeditors International of Washington, Inc.	1,208	54,481
United Parcel Service, Inc., Class B	4,509	433,901

		488,382
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	926	57,431
J.B. Hunt Transport Services, Inc.	587	43,062

		100,493
Utilities: Electrical – 2.7%
AES Corp.	4,358	41,706
Ameren Corp.	1,572	67,957
American Electric Power Co., Inc.	3,179	185,240
CMS Energy Corp.	1,795	64,764
Consolidated Edison, Inc.	1,899	122,049
Dominion Resources, Inc.	3,856	260,820
DTE Energy Co.	1,171	93,902
Duke Energy Corp.	4,458	318,257
Edison International	2,111	124,992
Entergy Corp.	1,156	79,024
Eversource Energy	2,055	104,949
Exelon Corp.	5,956	165,398
FirstEnergy Corp.	2,740	86,940
NextEra Energy, Inc.	2,983	309,904
NRG Energy, Inc.	2,035	23,952
Pepco Holdings, Inc.	1,643	42,734
PG&E Corp.	3,177	168,985
Pinnacle West Capital Corp.	723	46,619
PPL Corp.	4,351	148,500
Public Service Enterprise Group, Inc.	3,277	126,787
SCANA Corp.	933	56,437
TECO Energy, Inc.	1,524	40,615
The Southern Co.	5,887	275,453
WEC Energy Group, Inc.	2,045	104,929
Xcel Energy, Inc.	3,287	118,036

		3,178,949
Utilities: Gas Distributors – 0.2%
AGL Resources, Inc.	784	50,027
CenterPoint Energy, Inc.	2,787	51,169
NiSource, Inc.	2,064	40,269
Sempra Energy	1,537	144,493

		285,958

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2015	Shares	Value
Utilities: Telecommunications – 2.4%
AT&T, Inc.(2)	39,845	$1,371,067
CenturyLink, Inc.	3,556	89,469
Frontier Communications Corp.	7,566	35,333
Level 3 Communications, Inc.(1)	1,869	101,599
Verizon Communications, Inc.	26,352	1,217,989

		2,815,457
Total Common Stocks (Cost $48,578,366)		115,926,776

	Principal Amount	Value
U.S. Government Securities – 0.2%

U.S. Treasury Note 3.125% due 5/15/2019	$145,000	152,969
Total U.S. Government Securities (Cost $143,808)		152,969

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 2.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $2,617,009, due 1/4/2016(3)	$2,617,000	$2,617,000
Total Repurchase Agreements (Cost $2,617,000)		2,617,000
Total Investments – 100.0% (Cost $51,339,174)		118,696,745
Other Assets, Net - 0.0%		55,179
Total Net Assets - 100.0%		$118,751,924

(1)	Non-income-producing security.
(2)	Securities are segregated to cover anticipated or existing derivative positions.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	6.625%	11/15/2030	$2,671,988

The table below presents futures contracts as of December 31, 2015:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
E-mini S&P 500 Futures	Goldman Sachs & Co.	27	3/18/2016	$2,748	$12,085

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$115,926,776	$—	$—	$115,926,776
U.S. Government Securities	—	152,969	—	152,969
Repurchase Agreements	—	2,617,000	—	2,617,000
Other Financial Instruments:
Financial Futures Contracts	12,085	—	—	12,085
Total	$115,938,861	$2,769,969	$—	$118,708,830

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$118,696,745
Cash	1,721
Cash deposits with brokers for futures contracts	46,100
Dividends/interest receivable	157,294
Receivable for fund shares subscribed	1,309
Prepaid expenses	922

Total Assets	118,904,091

Liabilities
Payable for variation margin on futures contracts	25,920
Payable for fund shares redeemed	66,139
Payable to adviser	11,827
Accrued trustees’ fees	2,408
Accrued expenses/other liabilities	45,873

Total Liabilities	152,167

Total Net Assets	$118,751,924

Net Assets Consist of:
Paid-in capital	$61,961,100
Distributions in excess of net investment income	(2,092)
Accumulated net realized loss from investments and futures contracts	(10,576,740)
Net unrealized appreciation on investments and futures contracts	67,369,656

Total Net Assets	$118,751,924

Investments, at Cost	$51,339,174

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	8,000,079
Net Asset Value Per Share	$14.84

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Dividends	$2,550,959
Interest	4,885
Withholding taxes on foreign dividends	(173)

Total Investment Income	2,555,671

Expenses
Investment advisory fees	314,153
Custodian fees	64,123
Professional fees	36,813
Transfer agent fees	23,932
Administrative service fees	13,683
Shareholder reports	11,951
Trustees’ fees	8,493
Other expenses	21,440

Total Expenses	494,588

Less: Fee waiver/reimbursement by adviser	(142,737)

Total Expenses, Net	351,851

Net Investment Income	2,203,820

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	7,600,819
Net realized loss from futures contracts	(5,504)
Net change in unrealized appreciation/depreciation on investments	(8,306,357)
Net change in unrealized appreciation/depreciation on futures contracts	(28,748)

Net Loss on Investments and Futures Contracts	(739,790)

Net Increase in Net Assets Resulting from Operations	$1,464,030

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$2,203,820	$2,253,839
Net realized gain from investments and futures contracts	7,595,315	11,950,623
Net change in unrealized appreciation/depreciation on investments and futures contracts	(8,335,105)	2,157,492

Net Increase in Net Assets Resulting from Operations	1,464,030	16,361,954

Distributions to Shareholders
Net investment income	(2,232,582)	(2,238,303)

Total Distributions	(2,232,582)	(2,238,303)

Capital Share Transactions
Proceeds from sales of shares	8,441,562	6,803,590
Reinvestment of distributions	2,232,582	2,238,303
Cost of shares redeemed	(20,877,040)	(26,482,288)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,202,896)	(17,440,395)

Net Decrease in Net Assets	(10,971,448)	(3,316,744)

Net Assets
Beginning of year	129,723,372	133,040,116

End of year	$118,751,924	$129,723,372

Distributions in Excess of Net Investment Income Included in Net Assets	$(2,092)	$—

Other Information:
Shares
Sold	562,845	478,413
Reinvested	150,646	149,419
Redeemed	(1,378,663)	(1,865,113)

Net Decrease	(665,172)	(1,237,281)

16	The accompanying notes are an integral part of these financial statements.

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17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/15	$14.97	$0.27	[1]	$(0.12)	$0.15	$(0.28)	$—	$(0.28)
Year Ended 12/31/14	13.43	0.24	[1]	1.56	1.80	(0.26)	—	(0.26)
Year Ended 12/31/13	10.35	0.23		3.08	3.31	(0.23)	—	(0.23)
Year Ended 12/31/12	9.12	0.20		1.23	1.43	(0.20)	—	(0.20)
Year Ended 12/31/11	9.12	0.17		—	0.17	(0.17)	—	(0.17)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$14.84	1.03%	$118,752	0.28%	0.39%	1.75%	1.64%	3%
14.97	13.42%	129,723	0.28%	0.37%	1.73%	1.64%	3%
13.43	32.01%	133,040	0.28%	0.36%	1.80%	1.72%	2%
10.35	15.68%	112,834	0.28%	0.41%	1.97%	1.84%	3%
9.12	1.95%	100,293	0.28%	0.38%	1.76%	1.66%	3%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Agreement as of May 1, 2015 with Park Avenue Institutional Advisers LLC (“Park Avenue”), a wholly-owned subsidiary of GIS. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Prior to May 1, 2015, GIS served as the sub-adviser to the Fund pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement. GIS and Park Avenue informed the Trust that there would be no changes in the investment strategies of the Fund or in the portfolio management personnel responsible for the day-to-day management of the Fund as a result of the change in sub-adviser. Sub-investment advisory fees paid by RS Investments to Park Avenue and previously to GIS do not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2016, to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.28% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

Ordinary Income
2015	$2,232,582
2014	2,236,424

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$103,318	$26,670	$(129,988)

The tax basis of distributable earnings as of December 31, 2015 was as follows:

Undistributed Ordinary Income
$146,889

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2015, the Fund utilized $7,197,587 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2015, were as follows:

Expiring	Amount
2017	$1,777,113
2018	2,431,713

Total	$4,208,826

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $25,047.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $57,669,956. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $62,586,301 and $(1,559,512), respectively, resulting in net unrealized appreciation of $61,026,789.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,331,517 and $11,573,604, respectively, for the year ended December 31, 2015.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2015.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$12,085
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2015.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized loss from futures contracts	$(5,504)

	Net change in unrealized appreciation/(depreciation) on futures contracts	(28,748)

The Fund held an average monthly face value of $2,941,821 long position E-mini S&P 500 Futures Contracts for the year ended December 31, 2015.

The Fund entered into financial futures contracts as a substitute for the purchase or sale of securities or when there was significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

(although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund did not borrow under the facilities.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One was filed in the U.S. Bankruptcy Court for the District of Delaware; the other was filed in Delaware Superior Court. Both have since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The action originally filed in Delaware Superior Court has been dismissed and is now on appeal to the Circuit Court of Appeals for the Second Circuit. In the action originally filed in the U.S. Bankruptcy Court, a global motion to dismiss all shareholder defendants (including the Fund) is pending. The plaintiffs seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the leveraged buyout transaction. The Fund cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund.

RS Investments and Victory Capital are proposing that the Fund reorganize into a corresponding Acquiring Fund managed by Compass EMP, an existing Victory Capital investment franchise. The Acquiring Fund’s investment objective, principal investment strategies and principal risks will be substantially similar to that of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 9. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS Focused Opportunity Fund and RS Focused Growth

Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

RS VARIABLE

PRODUCTS TRUST

RS INTERNATIONAL VIP SERIES

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS International VIP Series Commentary

Highlights

•	International equity markets, as represented by the MSCI EAFE Index (Gross)[1] (the “Index”), posted slightly negative performance in the twelve-month period ended December 31, 2015, as commodity price shifts, geopolitical concerns, and weaker growth in China and Europe weighed on investor confidence.

•	RS International VIP Series (the “Fund”) returned 0.84% for the twelve-month period, outperforming the Index, which returned -0.39%. The Fund’s performance relative to the Index was assisted in particular by stock selection and an overweight in the information technology sector. Stock selection in the health care sector was the primary drag on relative performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

International equity markets experienced volatile and divergent performance in 2015 as concerns over slower economic growth in China and Europe, weaker commodity prices, and tensions in the E.U. and Middle East weighed on investor confidence. The prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, triggered a sharp appreciation in the dollar relative to most world currencies. The U.S. Federal Reserve (“Fed”) finally raised interest rates by 25 basis points in the fourth quarter, even as other major central banks maintained easier monetary policies.

Commodity market volatility also contributed to equity market turbulence, as oil prices moved lower and weakening manufacturing activity in China dampened demand in a number of raw materials sectors. Against this backdrop, we saw a divergence in equity market performance between countries dependent on commodity exports and those that were positioned to benefit from lower energy prices and a stronger dollar.

Concerns over global economic growth reached a tipping point in the third quarter as news of slowing Chinese manufacturing and a sell-off in the China A-share market triggered a widespread sell-off in global equity markets by investors concerned that China’s economic woes might dampen growth prospects worldwide. While most markets were able to regain some ground in the fourth quarter, the Index nonetheless ended the year with a slight decline.

European market performance was mixed, as Denmark and Belgium delivered double-digit positive performance, while Spain and Norway, an oil exporter, suffered double-digit declines. Persistent concerns over deflation and uneven economic growth led the European Central Bank (“ECB”) to launch a quantitative easing (QE) program. In the fourth quarter, the ECB extended this easing program and cut deposit rates after the European Commission reduced its 2016 euro-zone growth forecast to 1.8% for 2016, and warned of continued deflation risks. U.K. shares declined while underperforming the Index, as the Bank of England also reduced its growth and inflation forecasts.

The Japanese stock market delivered solid positive performance in 2015, despite the country’s uneven economic growth. Prime Minister Shinzo Abe continued to promote financial reforms aimed at ending more than ten years of deflation. Nonetheless, the Japanese economy sunk into recession in the third quarter, due to slowing exports to China and a slump in consumer spending. Against this backdrop, the Bank of Japan lowered its growth forecast for the current fiscal year to 1.2%, and continued to buy bonds to support liquidity.

Economic concerns and commodity market turbulence weighed on developed Asia-Pacific markets, with a significant decline in the Singapore market. Hong Kong outperformed other developed Asia-Pacific markets in the Index, holding its decline to less than 1% in a year when Chinese shares corrected sharply.

3

RS INTERNATIONAL VIP SERIES

Performance Update

The Fund returned 0.84% for the twelve-month period ended December 31, 2015, and outperformed the Index, which returned -0.39%.

Portfolio Review

Stock selection in the technology sector supported relative performance, due in part to investments in Japan’s OBIC Co., Limited and Switzerland’s u-blox Holding AG. OBIC offers a diversified array of technology services, including hardware maintenance, systems support, office automation, and enterprise software. u-blox supplies wireless and global positioning system (GPS) components used in a variety of automotive, industrial, and consumer applications. The company continued to report healthy revenue growth and strong profit margins supported by its leadership in an expanding market.

Relative performance was also supported by an overweight investment in Denmark’s Pandora AS, a manufacturer and retailer of fashion jewelry that offers an affordable luxury to consumers worldwide. The company’s financial performance benefited from its strong brand identity and economies of scale in manufacturing.

While stock selection in health care was the most significant detractor from a sector perspective, most notably the Fund’s pharmaceuticals holdings, the Fund’s largest single detractor for the year was consumer discretionary name HUGO BOSS AG, a German apparel company that sells brand-name, ready-to-wear suits in a variety of international markets. Unfortunately, the company’s revenue growth was hurt by weaker consumer spending and more bargain-hunting behavior by consumers in its key Chinese and Hong Kong markets.

Declining oil prices created a challenging environment for several other Fund investments, including U.K. multinational oil company Royal Dutch Shell Plc and BHP Billiton Limited, an Australian mining and petroleum company.

Outlook

We are cautiously optimistic on the outlook for international markets, even as we acknowledge the risks posed by weaker growth in China and Europe, commodity market volatility, geopolitical uncertainty, less accommodative U.S. monetary policy, and a stronger U.S. dollar. In selecting investments for the Fund, we continue to seek out companies that we believe are capitalizing on promising local trends within their home countries, and are consequently less affected by global shifts in capital and demand. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL VIP SERIES

Characteristics (unaudited)

Total Net Assets: $185,027,974

Geographical Location[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.25%
Nestle S.A. (Reg S)	Switzerland	3.00%
Toyota Motor Corp.	Japan	2.46%
British American Tobacco PLC	United Kingdom	2.38%
Novartis AG (Reg S)	Switzerland	2.16%
RELX PLC	United Kingdom	2.14%
HSBC Holdings PLC	United Kingdom	1.97%
Next PLC	United Kingdom	1.91%
SAP SE	Germany	1.88%
Royal Unibrew A/S	Denmark	1.73%
Total		22.88%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International VIP Series	2/8/91	0.84%	4.68%	3.70%	4.36%	6.93%
MSCI EAFE Index (Gross)[1]		-0.39%	5.46%	4.07%	3.50%	5.67%

Since inception performance for the index is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International VIP Series and in the MSCI EAFE Index (Gross). Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$942.70	$4.60	0.94%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2015	Shares	Value
Common Stocks – 97.1%
Australia – 5.1%
BHP Billiton Ltd.	143,844	$1,851,209
CSL Ltd.	32,527	2,479,847
National Australia Bank Ltd.	142,830	3,116,810
Suncorp Group Ltd.	168,223	1,476,997
Westpac Banking Corp.	23,029	558,218

		9,483,081
Belgium – 2.9%
Ageas	41,589	1,930,306
KBC Groep N.V.	28,553	1,785,309
Melexis N.V.	29,540	1,609,115

		5,324,730
Denmark – 3.1%
Pandora A/S	19,902	2,509,320
Royal Unibrew A/S	78,691	3,198,127

		5,707,447
France – 7.7%
Air Liquide S.A.	14,004	1,572,180
AXA S.A.	85,357	2,332,257
Bureau Veritas S.A.	74,507	1,485,028
Cap Gemini S.A.	25,364	2,353,414
Cie Generale des Etablissements Michelin	26,465	2,519,006
Societe Generale S.A.	36,413	1,677,989
TOTAL S.A.	52,736	2,364,227

		14,304,101
Germany – 8.6%
Bayer AG (Reg S)	20,114	2,512,044
Daimler AG (Reg S)	26,226	2,191,286
Deutsche Boerse AG	25,926	2,278,924
Deutsche Wohnen AG	38,845	1,074,135
HeidelbergCement AG	17,440	1,421,317
HUGO BOSS AG	16,735	1,380,789
SAP SE	43,820	3,477,253
United Internet AG (Reg S)	30,105	1,655,146

		15,990,894
Hong Kong – 3.8%
AIA Group Ltd.	365,000	2,180,904
Cheung Kong Property Holdings Ltd.	69,500	452,717
CK Hutchison Holdings Ltd.	139,500	1,871,562
Hengan International Group Co. Ltd.	126,500	1,187,598
Power Assets Holdings Ltd.	141,000	1,296,250

		6,989,031
Italy – 2.5%
Enel S.p.A.	345,174	1,447,419
Eni S.p.A.	99,545	1,479,058
Intesa Sanpaolo S.p.A.	506,844	1,683,228

		4,609,705

December 31, 2015	Shares	Value
Japan – 19.8%
Alps Electric Co. Ltd.	28,100	$762,016
Central Japan Railway Co.	9,200	1,633,312
Chubu Electric Power Co., Inc.	85,600	1,172,184
DCM Holdings Co. Ltd.	199,500	1,446,911
Dowa Holdings Co. Ltd.	208,801	1,501,307
Fuji Electric Co. Ltd.	359,000	1,505,599
FUJIFILM Holdings Corp.	41,200	1,719,379
Hoya Corp.	48,200	1,971,021
Kao Corp.	39,000	2,004,161
Milbon Co. Ltd.	29,900	1,220,815
Mitsubishi UFJ Financial Group, Inc.	379,000	2,347,620
Nippon Building Fund, Inc.	366	1,748,948
Nippon Telegraph & Telephone Corp.	73,700	2,933,121
Obic Co. Ltd.	19,400	1,026,931
Oracle Corp. Japan	31,900	1,485,264
Rohto Pharmaceutical Co. Ltd.	72,920	1,454,802
Sanwa Holdings Corp.	165,800	1,311,313
The Musashino Bank Ltd.	50,900	1,856,372
Tokio Marine Holdings, Inc.	45,000	1,738,107
Toyota Motor Corp.	74,000	4,556,843
USS Co. Ltd.	86,500	1,299,734

		36,695,760
Netherlands – 0.9%
Wolters Kluwer N.V.	46,802	1,571,775

		1,571,775
New Zealand – 1.3%
Fisher & Paykel Healthcare Corp. Ltd.	380,777	2,314,822

		2,314,822
Singapore – 0.7%
Singapore Exchange Ltd.	253,900	1,373,196

		1,373,196
Spain – 2.4%
Banco Santander S.A.	327,325	1,610,233
Ferrovial S.A.	125,105	2,829,026

		4,439,259
Sweden – 2.3%
Intrum Justitia AB	72,397	2,463,502
Skandinaviska Enskilda Banken AB, Class A	171,533	1,803,926

		4,267,428
Switzerland – 13.5%
Actelion Ltd. (Reg S)(1)	16,196	2,250,330
Bossard Holding AG, Class A (Reg S)(1)	13,177	1,443,188
Nestle S.A. (Reg S)	74,650	5,541,660
Novartis AG (Reg S)	46,459	3,996,369
Roche Holding AG	21,686	6,009,373
Swiss Re AG	24,336	2,376,807

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL VIP SERIES

December 31, 2015	Shares	Value
Switzerland (continued)
U-Blox AG(1)	8,169	$1,738,682
UBS Group AG (Reg S)	86,788	1,683,640

		25,040,049
United Kingdom – 22.5%
BP PLC	394,808	2,051,691
British American Tobacco PLC	79,162	4,396,182
BT Group PLC	451,749	3,136,752
Croda International PLC	49,356	2,211,390
Diageo PLC	101,583	2,774,002
Direct Line Insurance Group PLC	260,810	1,563,323
Experian PLC	165,520	2,925,467
HSBC Holdings PLC	462,496	3,651,040
Land Securities Group PLC	97,894	1,696,995
Legal & General Group PLC	185,736	732,896
National Grid PLC	163,794	2,258,977
Next PLC	32,861	3,528,313
Relx PLC	224,806	3,964,657
Rio Tinto PLC	77,592	2,259,111
Royal Dutch Shell PLC, Class A	135,951	3,079,175
Smith & Nephew PLC	75,686	1,348,881

		41,578,852
Total Common Stocks (Cost $178,719,628)		179,690,130

	Shares	Value
Preferred Stocks – 0.6%
Japan – 0.6%
Ito En Ltd.	79,000	1,211,082

		1,211,082
Total Preferred Stocks (Cost $1,246,077)		1,211,082

December 31, 2015	Shares	Value
Exchange-Traded Funds – 1.0%
iShares MSCI EAFE ETF	31,128	$1,828,770

Total Exchange-Traded Funds (Cost $1,885,566)		1,828,770

	Principal Amount	Value
Repurchase Agreements – 1.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $2,361,008, due 1/4/2016(2)	$2,361,000	2,361,000
Total Repurchase Agreements (Cost $2,361,000)		2,361,000
Total Investments – 100.0% (Cost $184,212,271)		185,090,982
Other Liabilities, Net – 0.0%		(63,008)
Total Net Assets – 100.0%		$185,027,974

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.25%	11/15/2024	$2,411,013

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks:
Australia	$—	$9,483,081	*	$—	$9,483,081
Belgium	—	5,324,730	*	—	5,324,730
Denmark	—	5,707,447	*	—	5,707,447
France	—	14,304,101	*	—	14,304,101
Germany	—	15,990,894	*	—	15,990,894
Hong Kong	—	6,989,031	*	—	6,989,031
Italy	—	4,609,705	*	—	4,609,705
Japan	—	36,695,760	*	—	36,695,760
Netherlands	—	1,571,775	*	—	1,571,775
New Zealand	—	2,314,822	*	—	2,314,822
Singapore	—	1,373,196	*	—	1,373,196
Spain	—	4,439,259	*	—	4,439,259
Sweden	—	4,267,428	*	—	4,267,428
Switzerland	—	25,040,049	*	—	25,040,049
United Kingdom	—	41,578,852	*	—	41,578,852
Exchange-Traded Funds	1,828,770			—	1,828,770
Preferred Stocks	—	1,211,082	*	—	1,211,082
Repurchase Agreements	—	2,361,000		—	2,361,000
Total	$1,828,770	$183,262,212		$—	$185,090,982

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$185,090,982
Cash	213
Foreign currency, at value	1,302,753
Receivable for investments sold	971,139
Foreign tax reclaims receivable	312,877
Dividends/interest receivable	210,480
Receivable for fund shares subscribed	3,401
Prepaid expenses	1,483

Total Assets	187,893,328

Liabilities
Payable for investments purchased	2,608,069
Payable to adviser	126,359
Payable for fund shares redeemed	71,305
Accrued trustees’ fees	3,470
Accrued expenses/other liabilities	56,151

Total Liabilities	2,865,354

Total Net Assets	$185,027,974

Net Assets Consist of:
Paid-in capital	$189,067,968
Distributions in excess of net investment income	(243,062)
Accumulated net realized loss from investments and foreign currency transactions	(4,650,812)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	853,880

Total Net Assets	$185,027,974

Investments, at Cost	$184,212,271

Foreign Currency, at Cost	$1,303,760

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	12,858,301
Net Asset Value Per Share	$14.39

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Dividends	$6,385,897
Interest	37
Other income	42
Withholding taxes on foreign dividends	(478,400)

Total Investment Income	5,907,576

Expenses
Investment advisory fees	1,616,471
Custodian fees	87,193
Professional fees	66,212
Shareholder reports	18,584
Administrative service fees	15,491
Trustees’ fees	13,330
Other expenses	41,793

Total Expenses	1,859,074

Net Investment Income	4,048,502

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(206,294)
Net realized loss from foreign currency transactions	(234,890)
Net change in unrealized appreciation/depreciation on investments	(917,852)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	1,528

Net Loss on Investments and Foreign Currency Transactions	(1,357,508)

Net Increase in Net Assets Resulting from Operations	$2,690,994

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$4,048,502	$4,928,659
Net realized gain/(loss) from investments and foreign currency transactions	(441,184)	9,635,322
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(916,324)	(26,031,903)

Net Increase/(Decrease) in Net Assets Resulting from Operations	2,690,994	(11,467,922)

Distributions to Shareholders
Net investment income	(4,009,761)	(4,431,347)
Net realized gain on investments	(522,629)	(17,184,765)

Total Distributions	(4,532,390)	(21,616,112)

Capital Share Transactions
Proceeds from sales of shares	6,675,807	12,355,603
Reinvestment of distributions	4,532,390	21,616,112
Cost of shares redeemed	(27,868,426)	(32,010,813)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(16,660,229)	1,960,902

Net Decrease in Net Assets	(18,501,625)	(31,123,132)

Net Assets
Beginning of year	203,529,599	234,652,731

End of year	$185,027,974	$203,529,599

Distributions in Excess of Net Investment Income Included in Net Assets	$(243,062)	$(89,274)

Other Information:
Shares
Sold	442,303	729,093
Reinvested	317,839	1,467,489
Redeemed	(1,815,249)	(1,877,578)

Net Increase/(Decrease)	(1,055,107)	319,004

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/15	$14.63	$0.31	[1]	$(0.19)	$0.12	$(0.32)	$(0.04)	$(0.36)
Year Ended 12/31/14	17.26	0.39		(1.30)	(0.91)	(0.35)	(1.37)	(1.72)
Year Ended 12/31/13	19.88	0.33		3.44	3.77	(0.31)	(6.08)	(6.39)
Year Ended 12/31/12	16.99	0.23		2.88	3.11	(0.22)	—	(0.22)
Year Ended 12/31/11	19.68	0.27		(2.58)	(2.31)	(0.22)	(0.16)	(0.38)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$14.39	0.84%	$185,028	0.92%	0.92%	2.00%	2.00%	117%
14.63	(5.30)%	203,530	0.92%	0.92%	2.23%	2.23%	193%
17.26	20.11%	234,653	0.92%	0.92%	1.45%	1.45%	205%	[4]
19.88	18.35%	220,996	0.92%	0.92%	1.18%	1.18%	21%
16.99	(11.65)%	208,247	0.91%	0.91%	1.40%	1.40%	14%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.
[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.
[4]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of July 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS International VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments
•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains
2015	$4,010,984	$521,406
2014	16,044,704	5,571,408

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions.

18

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(192,529)	$192,529

The tax basis of distributable earnings as of December 31, 2015, was as follows:

Undistributed Ordinary Income
$15,452

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2015, were $1,548,438, with no expiration date.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $1,129,729.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $186,445,089. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $8,599,139 and $(9,953,246), respectively, resulting in net unrealized depreciation of $(1,354,107).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $230,833,162 and $248,305,324, respectively, for the year ended December 31, 2015.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

19

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

For the year ended December 31, 2015, the Fund borrowed under the facilities as follows:

Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$568,531	5	1.38%
*	For the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Fund and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS International VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2015, the total foreign taxes expected to be passed-through to shareholders were $437,112 on foreign source income of $6,544,666.

Under section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designated $521,406 as long-term capital gain distributions for the year ended December 31, 2015.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS

Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds,

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and

Exchange Commission’s website at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS EMERGING MARKETS VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Emerging Markets VIP Series Commentary

Highlights

•	Emerging markets, as represented by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), suffered downward pressure in 2015 as slower global economic growth, falling commodity prices, geopolitical concerns, and the prospect of higher U.S. interest rates weighed on investor confidence.

•	RS Emerging Markets VIP Series (the “Fund”) returned -12.74% for the twelve-month period ended December 31, 2015, outperforming the Index, which returned -14.60%. The Fund’s performance relative to the Index benefited from stock selection in most sectors, especially industrials. Stock selection in energy was a small negative for relative performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

Emerging market stocks suffered heightened downward pressure in 2015 as concerns over weaker economic growth in Europe and China, falling commodity prices, and geopolitical uncertainty weighed on investor confidence. For most of the year, markets anticipated that the U.S. Federal Reserve (the “Fed”) would begin raising interest rates. The prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, supported a strong dollar, especially relative to emerging market currencies.

Commodity market volatility also contributed to equity market turbulence, as weakening manufacturing activity in China dampened demand in a number of raw materials sectors. As a result, we continued to see divergence between markets that have benefited from lower energy prices and a strong U.S. dollar, and those that have been hurt.

Performance by emerging market shares in the Index was generally volatile in the first half of the year, as investors weighed geopolitical and commodity market uncertainty against quantitative easing in the European Union and China. While the Index surged higher in March and April, shares experienced renewed turbulence later in the second quarter as investor attention shifted to China, which was still struggling with slowing manufacturing activity and an ailing property sector. Worries over China’s economic outlook reached a fever point in July, as China’s A-share market corrected sharply, with the sell-off exacerbated by the government’s surprise devaluation of the renminbi. The prospects of weakening Chinese growth sent tremors through emerging markets, especially those dependent on exports to China, and triggered a sharp and broad-based market correction.

Index performance stabilized in the fourth quarter, aided by resilience in a number of Asian markets and news of further monetary easing and fiscal stimulus in China. Nonetheless, a host of factors kept investors on edge, including a 25 basis point Fed short-term interest rate hike in December, heightened tensions in the Middle East, and increased terrorism fears following the Paris attacks.

Most emerging markets in the Index had negative performance for the year, with the sharpest declines in commodity exporters such as Colombia and Brazil, as well as in Greece, which continued to face an uncertain economic and political future. The only markets to return positive performance for the year were Hungary, with a double-digit gain, and Russia, which benefited from some easing of tensions over the Ukraine.

Performance Update

The Fund returned -12.74% for the twelve-month period ended December 31, 2015, but outperformed the Index, which returned -14.60%.

Portfolio Review

The Fund’s performance relative to the Index was aided by stock selection in the industrials sector, due in part to an investment in China’s Shenzhen International Holdings Limited, an infrastructure and logistics company that was benefiting from the build-out of Internet capacity in China.

Stock selection in Taiwan also supported relative performance, and Taiwan-based automotive supplier

3

RS EMERGING MARKETS VIP SERIES

Hota Industrial Manufacturing Co., Limited was one of the Fund’s strongest positive contributors. A manufacturer of automotive gears and axles, Hota has been expanding its global market share in key segments through its lower labor costs and currency advantages. We opted to take our profits and sell our investment following the company’s strong share price appreciation.

Fund performance also benefited from an investment in GS Retail Co., Limited, a retailer of beauty and gift products within South Korea. While we remain cautious on the outlook for Korean exporters, we are constructive on prospects for domestic South Korean companies that may benefit from improved consumer spending and the country’s recent interest rate cuts.

In a challenging year for global financial markets, the Fund’s stock selection and underweight in financials was a modest positive for relative performance. Nonetheless, several bank stocks were detractors. These included South Korea’s BNK Financial Group, Inc., a position that we exited, and South Africa’s Standard Bank Group, Limited, which declined amid economic and credit market uncertainty for South Africa.

Another detractor from performance, China e-commerce company Vipshop Holdings Ltd., sells deeply discounted branded merchandise through its popular website. The stock sold off on concerns over slowing revenue trends and increased competition in China’s e-commerce sector, and we liquidated our investment.

Outlook

Despite near-term uncertainties related to oil prices and divergent monetary policies worldwide, we believe the case for investing in the emerging markets remains intact. Funding costs have been declining for most emerging market countries, and China and India have continued with much needed reforms. At the same time, we caution that commodity market volatility, a strong U.S. dollar, and slower growth in China could contribute to downward pressure in a number of emerging markets. In our view, this creates a favorable environment in which our bottom-up stock selection can seek to identify those companies that we believe will be rewarded over the long term. These are companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuations.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $48,425,939

Geographical Location[2] As of December 31, 2015

Top Ten Holdings[2] As of December 31, 2015

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.38%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4.06%
Tencent Holdings Ltd.	People’s Republic of China	3.74%
China Mobile Ltd.	People’s Republic of China	2.92%
China Construction Bank Corp., H shares	People’s Republic of China	2.77%
Naspers Ltd., N shares	South Africa	2.60%
Alibaba Group Holding Ltd., ADR	People’s Republic of China	1.64%
PT Telekomunikasi Indonesia (Persero) Tbk	Indonesia	1.44%
Bank of China Ltd., H shares	People’s Republic of China	1.43%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	1.40%
Total		26.38%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-12.74%	-6.74%	-6.15%	3.87%	6.68%
MSCI Emerging Markets Index (Gross)[1]		-14.60%	-6.42%	-4.47%	3.95%	4.09%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index (Gross). Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$837.40	$6.39	1.38%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2015	Shares	Value
Common Stocks – 97.2%
Argentina – 0.5%
Grupo Financiero Galicia S.A., ADR	9,871	$267,307

		267,307
Brazil – 3.1%
BB Seguridade Participacoes S.A.	36,100	220,616
EDP - Energias do Brasil S.A.	105,700	320,712
Fibria Celulose S.A.	19,000	249,424
JBS S.A.	98,000	304,126
Raia Drogasil S.A.	22,100	197,754
Telefonica Brasil S.A., ADR	21,157	191,048

		1,483,680
Chile – 2.0%
Banco Santander Chile, ADR	21,919	386,651
Cia Cervecerias Unidas S.A., ADR	13,340	288,944
Enersis S.A., ADR	25,718	312,474

		988,069
Czech Republic – 0.7%
Erste Group Bank AG(1)	10,946	342,501

		342,501
Egypt – 0.6%
Commercial International Bank, GDR (Reg S)	67,130	288,659

		288,659
Greece – 0.9%
Tsakos Energy Navigation Ltd.	52,470	415,562

		415,562
Hong Kong – 2.0%
Man Wah Holdings Ltd.	213,600	250,398
Nexteer Automotive Group Ltd.	205,000	226,601
Techtronic Industries Co. Ltd.	58,500	236,822
Xinyi Solar Holdings Ltd.	580,000	234,398

		948,219
Hungary – 0.7%
OTP Bank PLC	17,671	363,340

		363,340
India – 8.8%
Bharat Petroleum Corp. Ltd.	26,728	358,872
Cadila Healthcare Ltd.	54,520	268,927
Dewan Housing Finance Corp. Ltd.	147,976	525,830
HDFC Bank Ltd., ADR	8,882	547,131
Infosys Ltd.	36,393	607,314
IRB Infrastructure Developers Ltd.	134,968	495,098
Tata Motors Ltd., ADR(1)	20,536	605,196
Welspun India Ltd.	21,650	297,678
Yes Bank Ltd.	51,743	564,672

		4,270,718

December 31, 2015	Shares	Value
Indonesia – 2.9%
PT Gudang Garam Tbk	107,700	$427,453
PT Sri Rejeki Isman Tbk	9,551,900	267,701
PT Telekomunikasi Indonesia (Persero) Tbk	3,109,300	696,412

		1,391,566
Mexico – 5.7%
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A(1)	159,100	273,621
Gentera S.A.B. de C.V.	166,100	319,488
Gruma S.A.B. de C.V., Class B	16,097	226,476
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	2,560	225,997
Grupo Financiero Interacciones S.A. de C.V., Class O	51,100	306,757
Grupo Mexico S.A.B. de C.V., Series B	186,154	397,378
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	135,900	317,070
Mexico Real Estate Management S.A. de C.V.(1)	112,900	144,052
Nemak S.A.B. de C.V.	232,600	314,596
Unifin Financiera S.A.P.I. de C.V. SOFOM ENR(1)	77,300	239,419

		2,764,854
People’s Republic of China – 24.6%
Alibaba Group Holding Ltd., ADR(1)	9,781	794,902
Bank of China Ltd., H shares	1,557,000	690,862
China Communications Construction Co. Ltd., H shares	267,000	270,185
China Construction Bank Corp., H shares	1,966,638	1,341,537
China Merchants Bank Co. Ltd., H shares	162,000	379,630
China Mobile Ltd.	125,758	1,415,544
China Petroleum & Chemical Corp., H shares	746,000	448,949
China Reinsurance Group Corp., H shares(1)	595,000	181,186
China Resources Gas Group Ltd.	182,000	541,244
China Resources Land Ltd.	194,000	561,378
Chongqing Changan Automobile Co. Ltd., Class B	158,200	348,310
CNOOC Ltd.	274,000	285,172
CSPC Pharmaceutical Group Ltd.	260,000	265,072
New China Life Insurance Co. Ltd., H shares	72,100	302,223
Ping An Insurance (Group) Co. of China Ltd., H shares	123,500	679,482
Shenzhen International Holdings Ltd.	267,500	489,481
Sino Biopharmaceutical Ltd.	462,000	416,518
Tencent Holdings Ltd.	92,430	1,812,150

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2015	Shares	Value
People’s Republic of China (continued)
Xinjiang Goldwind Science & Technology Co. Ltd., H shares	178,200	$339,291
ZTE Corp., H shares	146,200	331,512

		11,894,628
Philippines – 0.5%
Vista Land & Lifescapes, Inc.	2,204,400	242,024

		242,024
Poland – 0.6%
Jeronimo Martins SGPS S.A.	21,952	285,648

		285,648
Qatar – 0.6%
Al Meera Consumer Goods Co.	4,604	277,438

		277,438
Russia – 3.9%
Lukoil PJSC, ADR	16,901	547,108
Luxoft Holding, Inc.(1)	5,423	418,276
MMC Norilsk Nickel PJSC, ADR	22,721	287,938
Mobile TeleSystems PJSC, ADR	34,494	213,173
Sberbank of Russia PJSC, ADR	35,371	206,690
X5 Retail Group N.V., GDR (Reg S)(1)	11,306	214,249

		1,887,434
South Africa – 6.3%
Mondi Ltd.	16,498	326,482
Naspers Ltd., N shares	9,207	1,258,452
Net 1 UEPS Technologies, Inc.(1)	19,112	258,203
Sasol Ltd.	8,672	234,125
Standard Bank Group Ltd.	42,962	314,921
Steinhoff International Holdings N.V.	89,209	452,881
Telkom S.A. SOC Ltd.	46,436	192,929

		3,037,993
South Korea – 16.0%
Celltrion, Inc.(1)	3,630	258,980
CJ CheilJedang Corp.	803	256,844
GS Retail Co. Ltd.	5,174	235,724
Hana Tour Service, Inc.	1,974	191,998
Hanwha Life Insurance Co. Ltd.	42,754	268,615
Hyundai Development Co.	8,582	280,443
Hyundai Marine & Fire Insurance Co. Ltd.	15,858	485,890
KB Financial Group, Inc.	10,564	297,628
Kia Motors Corp.	10,772	480,323
Korea Electric Power Corp.	9,749	413,038
Korea Zinc Co. Ltd.	455	181,226
KT&G Corp.	5,657	502,710
LG Chem Ltd.	1,373	379,062
LG Uplus Corp.	43,226	381,697
Mando Corp.	2,660	372,775

December 31, 2015	Shares	Value
South Korea (continued)
NCSoft Corp.	1,061	$191,272
Samkee Automotive Co. Ltd.	61,974	238,407
Samsung Electronics Co. Ltd.	1,990	2,122,498
Silicon Works Co. Ltd.	6,932	225,946

		7,765,076
Taiwan – 11.6%
China Life Insurance Co. Ltd.	438,000	334,470
CTBC Financial Holding Co. Ltd.	1,034,834	529,836
Hon Hai Precision Industry Co. Ltd.	184,000	450,303
Nan Ya Plastics Corp.	277,000	511,733
Powertech Technology, Inc.	215,000	423,935
Primax Electronics Ltd.	370,000	468,307
Radiant Opto-Electronics Corp.	98,000	223,015
Taiwan Mobile Co. Ltd.	84,000	255,097
Taiwan Semiconductor Manufacturing Co. Ltd.	455,259	1,964,097
Uni-President Enterprises Corp.	288,000	480,077

		5,640,870
Thailand – 2.5%
CP ALL PCL (Reg F)(2)	246,100	267,242
GFPT PCL (Reg F)(2)	614,300	168,200
Kasikornbank PCL (Reg F)	52,400	216,587
Thai Oil PCL (Reg F)(2)	121,400	221,277
The Siam Cement PCL (Reg F)	25,300	319,306

		1,192,612
Turkey – 2.2%
Celebi Hava Servisi A.S.	20,218	248,044
Tat Gida Sanayi A.S.(1)	133,619	253,821
Turkiye Garanti Bankasi A.S.	225,526	549,419

		1,051,284
United Arab Emirates – 0.5%
Emirates Telecommunications Group Co. PJSC	60,781	266,135

		266,135
Total Common Stocks (Cost $48,131,717)		47,065,617

	Shares	Value
Preferred Stocks – 1.0%
Brazil – 1.0%
Itau Unibanco Holding S.A.	75,997	502,668

		502,668
Total Preferred Stocks (Cost $899,339)		502,668

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 1.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $570,002, due 1/4/2016(3)	$570,000	$570,000
Total Repurchase Agreements (Cost $570,000)		570,000
Total Investments - 99.4% (Cost $49,601,056)		48,138,285
Other Assets, Net - 0.6%		287,654
Total Net Assets - 100.0%		$48,425,939

(1)	Non-income-producing security.
(2)	Foreign shares are valued based on the last trade price of the local shares.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.25%	11/15/2024	$581,450

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks:
Argentina	$267,307	$—		$—	$267,307
Brazil	191,048	1,292,632	*	—	1,483,680
Chile	988,069	—		—	988,069
Czech Republic	—	342,501	*	—	342,501
Egypt	288,659	—		—	288,659
Greece	415,562	—		—	415,562
Hong Kong	—	948,219	*	—	948,219
Hungary	—	363,340	*	—	363,340
India	1,152,327	3,118,391	*	—	4,270,718
Indonesia	—	1,391,566	*	—	1,391,566
Mexico	2,764,854	—		—	2,764,854
People’s Republic of China	976,088	10,918,540	*	—	11,894,628
Philippines	—	242,024	*	—	242,024
Poland	—	285,648	*	—	285,648
Qatar	—	277,438	*	—	277,438
Russia	907,089	980,345	*	—	1,887,434
South Africa	711,084	2,326,909	*	—	3,037,993
South Korea	—	7,765,076	*	—	7,765,076
Taiwan	—	5,640,870	*	—	5,640,870
Thailand	—	1,192,612	*	—	1,192,612
Turkey	—	1,051,284	*	—	1,051,284
United Arab Emirates	—	266,135	*	—	266,135
Preferred Stocks	—	502,668	*	—	502,668
Repurchase Agreements	—	570,000		—	570,000
Total	$8,662,087	$39,476,198		$—	$48,138,285

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities
Balance as of 12/31/2014	$386,404
Change in unrealized appreciation/depreciation	—
Net realized loss	—
Purchases	—
Sales	—
Transfers into/out of Level 3	(386,404)
Balance as of 12/31/2015	$—

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$48,138,285
Cash	980
Foreign currency, at value	201,301
Dividends receivable	193,639
Receivable for fund shares subscribed	93,471
Foreign tax reclaims receivable	895
Prepaid expenses	448

Total Assets	48,629,019

Liabilities
Payable for fund shares redeemed	106,734
Payable to adviser	41,241
Accrued foreign capital gains tax	4,981
Accrued trustees’ fees	675
Accrued expenses/other liabilities	49,449

Total Liabilities	203,080

Total Net Assets	$48,425,939

Net Assets Consist of:
Paid-in capital	$52,998,857
Distributions in excess of net investment income	(227)
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(3,104,551)
Net unrealized depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(1,468,140)

Total Net Assets	$48,425,939

Investments, at Cost	$49,601,056

Foreign Currency, at Cost	$201,419

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	4,039,568
Net Asset Value Per Share	$11.99

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Dividends	$1,429,696
Interest	6
Other income	32,981
Withholding taxes on foreign dividends	(150,411)

Total Investment Income	1,312,272

Expenses
Investment advisory fees	577,092
Custodian fees	115,919
Professional fees	38,566
Shareholder reports	7,517
Administrative service fees	4,416
Trustees’ fees	3,541
Other expenses	33,655

Total Expenses	780,706

Net Investment Income	531,566

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized loss from investments	(2,617,201)
Net realized loss from foreign currency transactions	(145,546)
Foreign capital gains taxes paid	(95,060)
Net change in unrealized appreciation/depreciation on investments	(4,965,917)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	9,499
Net change in accrued foreign capital gains tax	121,889

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(7,692,336)

Net Decrease in Net Assets Resulting from Operations	$(7,160,770)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION – RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$531,566	$655,710
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	(2,857,807)	1,175,689
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(4,834,529)	(4,291,462)

Net Decrease in Net Assets Resulting from Operations	(7,160,770)	(2,460,063)

Distributions to Shareholders
Net investment income	(244,072)	(684,590)
Net realized gain on investments	—	(1,202,347)

Total Distributions	(244,072)	(1,886,937)

Capital Share Transactions
Proceeds from sales of shares	3,193,234	7,244,865
Reinvestment of distributions	244,072	1,886,937
Cost of shares redeemed	(10,388,357)	(16,910,688)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,951,051)	(7,778,886)

Net Decrease in Net Assets	(14,355,893)	(12,125,886)

Net Assets
Beginning of year	62,781,832	74,907,718

End of year	$48,425,939	$62,781,832

Distributions in Excess of Net Investment Income Included in Net Assets	$(227)	$(180,489)

Other Information:
Shares
Sold	234,520	489,159
Reinvested	20,356	138,237
Redeemed	(761,046)	(1,145,353)

Net Decrease	(506,170)	(517,957)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/15	$13.81	$0.13	[1]	$(1.89)	$(1.76)	$(0.06)	$—	$(0.06)
Year Ended 12/31/14	14.79	0.14		(0.70)	(0.56)	(0.15)	(0.27)	(0.42)
Year Ended 12/31/13	18.02	0.14		(0.94)	(0.80)	(0.04)	(2.51)	(2.55)
Year Ended 12/31/12	16.56	0.09		2.15	2.24	(0.13)	(0.65)	(0.78)
Year Ended 12/31/11	24.48	0.09		(5.30)	(5.21)	—	(2.71)	(2.71)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Increase from Contribution by Adviser	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$—	$11.99	(12.74)%		$48,426	1.35%	1.35%	0.92%	0.92%	123%
—	13.81	(3.71)%		62,782	1.35%	1.35%	0.94%	0.94%	135%
0.12	14.79	(3.47)%	[4]	74,908	1.33%	1.33%	0.91%	0.91%	248%	[5]
—	18.02	13.59%		92,080	1.27%	1.27%	0.66%	0.66%	47%
—	16.56	(20.97)%		97,133	1.19%	1.19%	0.60%	0.60%	41%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Without the effect of the contribution by the adviser, total return would have been (4.00)%.

[5]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of March 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2015, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$—	$(652,436)	$1,038,840	$—	$—	$(386,404)
Preferred Stocks	—	(502,668)	502,668	—	—	—

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains
2015	$244,072	$—
2014	684,590	1,202,347

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(107,232)	$107,232

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2015, were $1,724,725, with no expiration date.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $588,810.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $50,392,299. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $2,974,732 and $(5,228,746), respectively, resulting in net unrealized depreciation of $(2,254,014).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $69,249,115 and $75,458,616, respectively, for the year ended December 31, 2015.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund borrowed under the facilities as follows:

Amount Outstanding at 12/31/15	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$452,035	36	1.23%
*	For the year ended December 31, 2015, based on the number of days borrowings were outstanding.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team at RS Investments that currently manages the Fund and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of: RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2015, the total foreign taxes expected to be passed-through to shareholders were $229,266 on foreign source income of $1,429,696.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS

Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds,

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS INVESTMENT QUALITY BOND VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	The Barclays U.S. Aggregate Bond Index[1] (the “Index”) delivered positive performance for 2015, a volatile year in which uncertainty over U.S. monetary policy, global economic growth, and commodities prices at times curtailed investor tolerance for risk.

•	RS Investment Quality Bond VIP Series (the “Fund”) delivered positive performance for the twelve-month period ended December 31, 2015, but it underperformed the Index, which is its benchmark. The Fund’s high yield holdings were the primary detractors from relative performance.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

Performance Update

The Fund returned 0.33% for the twelve-month period ended December 31, 2015, underperforming a 0.55% return by the Index.

Portfolio Review

High yield debt was the dominant factor in the Fund’s underperformance relative to the Index. Yield curve positioning also detracted.

Early in the year, the Fund’s corporate bond and high yield holdings outperformed as investors sought higher yields in riskier assets. The Fund’s relative performance was also assisted by security selection and by underweight exposure to Treasurys.

While the underweight in Treasurys continued to contribute to relative performance throughout the year, the effect of corporate debt on the Fund’s relative performance turned negative in the second half.

Changes to the Fund’s positioning during the year were generally modest and included tactical adjustments

3

RS INVESTMENT QUALITY BOND VIP SERIES

aimed at further curtailing exposure to risk and ensuring liquidity. The Fund remained substantially underweight in Treasurys relative to the Index, and it maintained significant exposure to investment grade and high yield corporate debt, where we saw potential for spread tightening created by the recent volatility.

The Fund also retained meaningful exposure to commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), sectors that we believed had become less risky as the economy and the real estate market strengthened. The Fund’s holdings in adjustable-rate non-Agency RMBS, in our view, also may help to protect the Fund against the prospect of rising interest rates.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $755,695,552

Sector Allocation As of December 31, 2015

Bond Quality Allocation[2] As of December 31, 2015

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bonds	3.625%	2/15/2044	4.02%
U.S. Treasury Notes	1.750%	5/15/2023	3.48%
U.S. Treasury Notes	1.375%	4/30/2020	2.87%
U.S. Treasury Notes	2.375%	8/15/2024	2.34%
FNMA — Agency Mortgage-Backed Securities	3.500%	1/14/2046	1.91%
U.S. Treasury Notes	2.000%	8/15/2025	1.48%
FNMA — Agency Mortgage-Backed Securities	3.000%	7/1/2043	1.33%
HSBC U.S.A., Inc.	0.872%	3/3/2017	1.32%
Prudential Financial, Inc.	7.375%	6/15/2019	1.27%
AT&T, Inc.	2.300%	3/11/2019	1.19%
Total			21.21%
1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Park Avenue Institutional Advisers LLC (“PAIA”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	0.33%	1.37%	3.48%	4.68%	7.03%
Barclays U.S Aggregate Bond Index[1]		0.55%	1.44%	3.25%	4.52%	7.36%	*

*	Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$998.40	$2.82	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Agency Mortgage-Backed Securities – 7.2%
FHLMC
4.00% due 1/1/2041(1)	$3,869,810	$4,100,356
7.00% due 9/1/2038	107,861	117,973
1534 Z
5.00% due 6/15/2023	212,267	225,544
3227 PR
5.50% due 9/15/2035(1)	2,064,814	2,154,831
FNMA
2.483% due 8/1/2046(2)	247,317	247,646
2.535% due 12/1/2036(2)	349,202	366,788
3.00% due 4/1/2043 - 7/1/2043	14,153,960	14,184,031
3.50% due 11/1/2042 - 1/14/2046	14,024,794	14,469,755
4.00% due 9/1/2040 - 11/1/2040	4,873,297	5,170,215
4.50% due 12/1/2038 - 3/1/2044	6,704,216	7,251,979
5.00% due 4/1/2023 - 12/1/2039	3,115,355	3,429,413
5.50% due 1/1/2038 - 2/1/2039	1,957,569	2,185,707
6.00% due 8/1/2021	123,270	133,188
7.00% due 2/1/2032 - 6/1/2032	70,465	83,494
7.50% due 12/1/2029	84,432	102,812
8.00% due 1/1/2030 - 9/1/2030	39,633	46,980
GNMA
6.00% due 10/15/2032 - 12/15/2033	215,629	247,904

Total Agency Mortgage-Backed Securities (Cost $53,044,839)		54,518,616

	Principal Amount	Value
Asset-Backed Securities – 3.4%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.365% due 4/25/2033(2)	353,107	358,475
Avis Budget Rental Car Funding AESOP LLC 2014-1A A 2.46% due 7/20/2020(3)	4,000,000	4,012,664
CNH Equipment Trust 2012-C A4 0.87% due 9/16/2019(1)	8,000,000	7,978,059
DB Master Finance LLC 2015-1A A2I 3.262% due 2/20/2045(3)	1,429,200	1,414,178
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(3)	4,156,500	4,275,507

December 31, 2015	Principal Amount	Value
Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019(1)	$5,550,000	$5,538,036
Synchrony Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020	2,300,000	2,288,630

Total Asset-Backed Securities (Cost $25,806,630)		25,865,549

	Principal Amount	Value
Senior Secured Loans – 4.3%
Building Materials – 0.4%
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(2)	1,351,500	1,322,213
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	1,517,280	1,497,843

		2,820,056
Environmental – 0.5%
Granite Acquisition, Inc.
Term Loan B
5.00% due 12/19/2021(2)	3,793,104	3,375,862
Term Loan C
5.00% due 12/19/2021(2)	168,582	150,038

		3,525,900
Gaming – 1.1%
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	3,899,497	3,841,005
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(2)	4,900,000	4,471,250

		8,312,255
Leisure – 0.2%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	1,952,550	1,844,340

		1,844,340
Pharmaceuticals – 1.1%
Amgen, Inc. Term Loan 1.607% due 9/18/2018(2)	1,659,000	1,652,082
RPI Finance Trust Term Loan B4 3.50% due 11/9/2020(2)	6,826,286	6,790,038

		8,442,120

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Retailers – 0.5%
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50% due 9/26/2019(2)	$3,953,026	$3,778,421

		3,778,421
Wireless – 0.5%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(2)	3,900,367	3,878,447

		3,878,447
Total Senior Secured Loans (Cost $33,810,794)		32,601,539

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 10.8%
Banc of America Commercial Mortgage Trust 2008-1 A4 6.215% due 2/10/2051(2)	1,422,093	1,506,086
Bear Stearns Commercial Mortgage Securities Trust
2005-PW10 AM
5.449% due 12/11/2040(1)(2)	236,722	236,482
2007-PW16 AM
5.722% due 6/11/2040(2)	940,000	978,482
Citigroup Commercial Mortgage Trust
2013-375P B
3.518% due 5/10/2035(1)(2)(3)	4,100,000	4,156,943
2014-388G B
1.381% due 6/15/2033(2)(3)	4,000,000	3,922,029
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM 5.648% due 10/15/2048	5,785,000	5,864,324
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.816% due 6/15/2038(2)	3,059,092	3,064,897
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(1)(3)	5,800,000	6,325,798
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(1)(3)	4,500,000	4,960,270
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(3)	4,554,217	4,542,649
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(2)	1,653,409	1,651,793
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(3)	6,000,000	6,004,494

December 31, 2015	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
2006-LDP7 AM
5.909% due 4/15/2045(1)(2)	$5,240,000	$5,289,906
2007-CB18 A4
5.44% due 6/12/2047(1)	6,351,474	6,503,916
2011-PLSD A2
3.364% due 11/13/2028(3)	5,000,000	5,063,021
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 A2 2.936% due 11/15/2046	6,000,000	6,116,771
Morgan Stanley Capital I Trust 2007-IQ16 A4 5.809% due 12/12/2049	1,904,009	1,988,924
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(3)	3,850,000	3,841,730
SBA Tower Trust
2.24% due 4/15/2043(3)	1,500,000	1,470,280
3.156% due 10/15/2045(3)	3,000,000	2,951,310
Wachovia Bank Commercial Mortgage Trust
2004-C11 A5
5.169% due 1/15/2041(1)(2)	397,679	397,524
2007-C33 AM
5.952% due 2/15/2051(2)	4,350,000	4,569,442

Total Commercial Mortgage-Backed Securities (Cost $84,224,960)		81,407,071

	Principal Amount	Value
Corporate Bonds – 49.7%
Aerospace & Defense – 0.8%
Lockheed Martin Corp. Sr. Nt. 1.85% due 11/23/2018	5,000,000	4,991,160
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	500,000	643,604

		5,634,764
Automotive – 2.6%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020(1)	1,500,000	1,605,531
Daimler Finance North America LLC 0.814% due 5/18/2018(2)(3)	5,000,000	4,931,975
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	4,700,000	4,808,274
General Motors Financial Co., Inc.
2.625% due 7/10/2017	3,500,000	3,510,675
3.25% due 5/15/2018	3,500,000	3,517,521

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Automotive (continued)
RCI Banque S.A. Sr. Nt. 4.60% due 4/12/2016(3)	$1,500,000	$1,512,745

		19,886,721
Banking – 18.6%
Ally Financial, Inc. 2.75% due 1/30/2017	3,000,000	2,992,500
Banco Bilbao Vizcaya Argentaria S.A. Sr. Nt. 3.00% due 10/20/2020	5,000,000	4,978,540
Bank of America Corp.
Sr. Nt.
2.00% due 1/11/2018	3,000,000	2,996,175
Sub. Nt.
4.25% due 10/22/2026	3,600,000	3,563,402
Sr. Nt.
5.70% due 1/24/2022(1)	7,000,000	7,893,858
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022(1)	4,700,000	5,034,005
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.95% due 11/9/2022(1)	4,000,000	4,048,896
Countrywide Financial Corp. Sub. Nt. 6.25% due 5/15/2016	4,000,000	4,067,424
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	2,200,000	2,429,416
Discover Bank/Greenwood DE Sub. Nt. 7.00% due 4/15/2020	2,350,000	2,675,670
Fifth Third Bank
Sr. Nt.
0.90% due 2/26/2016	2,500,000	2,499,995
1.15% due 11/18/2016(1)	5,000,000	4,994,365
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021(1)	5,000,000	5,558,795
HSBC U.S.A., Inc. Sr. Nt. 0.872% due 3/3/2017(2)	10,000,000	9,980,450
Huntington Bancshares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,746,696
Intesa Sanpaolo S.p.A.
3.125% due 1/15/2016	3,790,000	3,791,891
Sr. Nt.
3.875% due 1/16/2018	1,900,000	1,948,283
JPMorgan Chase & Co.
Sub. Nt.
3.375% due 5/1/2023(1)	6,700,000	6,584,874
Sr. Nt.
3.45% due 3/1/2016	1,600,000	1,606,675
6.30% due 4/23/2019	3,000,000	3,363,903

December 31, 2015	Principal Amount	Value
Banking (continued)
Lloyds Bank PLC 4.875% due 1/21/2016	$1,625,000	$1,627,524
5.80% due 1/13/2020(3)	1,300,000	1,457,642
Macquarie Bank Ltd. Sr. Nt. 2.00% due 8/15/2016(1)(3)	4,000,000	4,015,220
Morgan Stanley Sr. Nt. 3.75% due 2/25/2023	3,000,000	3,072,798
5.95% due 12/28/2017(1)	4,000,000	4,301,308
PNC Bank N.A. Sr. Nt. 1.80% due 11/5/2018	5,000,000	4,987,205
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018(1)	4,000,000	4,444,560
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	3,500,000	3,810,443
Skandinaviska Enskilda Banken AB Sr. Nt. 1.75% due 3/19/2018(3)	5,250,000	5,222,233
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(1)(3)	2,700,000	2,597,395
State Street Bank & Trust Co. Sub. Nt. 5.30% due 1/15/2016	370,000	370,383
The Goldman Sachs Group, Inc. Sub. Nt. 5.625% due 1/15/2017	3,770,000	3,915,805
Sr. Nt. 5.75% due 1/24/2022(1)	2,750,000	3,127,358
The Huntington National Bank Sr. Nt. 1.35% due 8/2/2016(1)	5,200,000	5,200,327
2.00% due 6/30/2018	3,500,000	3,477,957
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016(1)	5,700,000	5,795,760

		140,179,731
Building Materials – 0.3%
Owens Corning 4.20% due 12/15/2022(1)	2,400,000	2,401,397

		2,401,397
Cable Satellite – 0.6%
Comcast Corp. 6.45% due 3/15/2037	2,000,000	2,489,154
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,000,000	2,092,250

		4,581,404

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Chemicals – 1.2%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	$3,200,000	$3,140,893
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041(1)	1,300,000	1,414,413
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	537,526
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(1)	3,600,000	3,829,676

		8,922,508
Diversified Manufacturing – 0.1%
General Electric Capital Corp. 6.75% due 3/15/2032	287,000	374,996

		374,996
Electric – 1.8%
Nevada Power Co. 6.65% due 4/1/2036(1)	600,000	757,772
NextEra Energy Capital Holdings, Inc. 1.586% due 6/1/2017	4,500,000	4,483,890
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,846,299
Southern Power Co. Sr. Nt. 1.85% due 12/1/2017	5,000,000	4,997,835
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,257,370

		13,343,166
Energy - Integrated – 0.9%
BP Capital Markets PLC 4.50% due 10/1/2020(1)	2,600,000	2,782,715
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,700,000	1,818,963
Total Capital S.A. 2.30% due 3/15/2016	2,000,000	2,005,556

		6,607,234
Finance Companies – 1.0%
AerCap Ireland Capital Ltd. 3.75% due 5/15/2019	2,900,000	2,896,375
GE Capital International Funding Co. 4.418% due 11/15/2035(3)	987,000	1,007,216
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021	3,800,000	3,895,000

		7,798,591

December 31, 2015	Principal Amount	Value
Food And Beverage – 1.8%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042(1)	$5,000,000	$4,296,040
Kraft Heinz Foods Co. 2.00% due 7/2/2018(3)	4,500,000	4,478,760
Mead Johnson Nutrition Co. Sr. Nt. 3.00% due 11/15/2020	3,000,000	2,999,094
4.90% due 11/1/2019	1,200,000	1,290,485
Mondelez International, Inc. Sr. Nt. 4.125% due 2/9/2016(1)	875,000	877,256

		13,941,635
Government Related – 1.5%
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(3)	954,400	1,008,362
Petrobras Global Finance B.V. 5.875% due 3/1/2018	4,000,000	3,560,000
Petroleos Mexicanos 5.75% due 3/1/2018	4,000,000	4,164,000
Sinopec Group Overseas Development Ltd. 1.75% due 4/10/2017(3)	2,779,000	2,769,045

		11,501,407
Health Insurance – 0.3%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	1,500,000	1,882,962

		1,882,962
Healthcare – 1.2%
Amsurg Corp. 5.625% due 11/30/2020	2,000,000	2,030,000
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	693,868
Fresenius Medical Care U.S. Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,601,250
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	5,000,000	4,982,320

		9,307,438
Home Construction – 0.5%
Toll Brothers Finance Corp. 5.875% due 2/15/2022	3,500,000	3,675,000

		3,675,000
Independent Energy – 1.1%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016(1)	4,000,000	4,110,228
Chesapeake Energy Corp. 7.25% due 12/15/2018	2,000,000	790,000

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Independent Energy (continued)
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	$3,200,000	$2,474,234
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,212,000

		8,586,462
Insurance - Life – 1.7%
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066	500,000	546,250
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	8,277,000	9,605,599
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(3)	800,000	808,245
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(3)	1,200,000	1,483,655

		12,443,749
Insurance: Property - Casualty – 0.4%
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040(1)	1,500,000	1,750,599
ZFS Finance U.S.A. Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(2)(3)	1,600,000	1,616,800

		3,367,399
Media - Entertainment – 0.2%
Time Warner Cos., Inc. 7.57% due 2/1/2024	1,450,000	1,773,070

		1,773,070
Metals And Mining – 1.5%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019(1)	1,500,000	1,200,000
Anglo American Capital PLC 2.625% due 9/27/2017(3)	4,000,000	3,500,000
Freeport-McMoRan, Inc. 3.55% due 3/1/2022	2,300,000	1,334,000
Vale Overseas Ltd. 6.25% due 1/23/2017	5,600,000	5,589,360

		11,623,360
Midstream – 1.3%
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043(1)	2,000,000	1,429,782
Enterprise Products Operating LLC 3.20% due 2/1/2016	790,000	790,252
Series A 8.375% due 8/1/2066(1)(2)	1,600,000	1,432,000

December 31, 2015	Principal Amount	Value
Midstream (continued)
Kinder Morgan Energy Partners LP 5.00% due 10/1/2021	$1,600,000	$1,510,213
Kinder Morgan Finance Co. LLC 5.70% due 1/5/2016	1,285,000	1,285,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	3,900,000	3,622,121

		10,069,368
Oil Field Services – 0.6%
Nabors Industries, Inc. 4.625% due 9/15/2021	3,150,000	2,588,544
Weatherford International Ltd. 5.125% due 9/15/2020	1,500,000	1,215,000
6.50% due 8/1/2036	1,200,000	810,000

		4,613,544
Packaging – 0.2%
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	1,500,000	1,526,250

		1,526,250
Paper – 1.4%
Georgia-Pacific LLC 5.40% due 11/1/2020(3)	6,675,000	7,362,912
WestRock RKT Co. 4.90% due 3/1/2022	3,200,000	3,393,872

		10,756,784
Pharmaceuticals – 0.9%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021(1)	6,150,000	6,642,726

		6,642,726
Railroads – 0.5%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	1,250,000	1,245,505
Norfolk Southern Corp. Sr. Nt. 5.75% due 1/15/2016	2,500,000	2,503,023

		3,748,528
Real Estate Investment Trusts – 1.0%
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	2,000,000	2,092,134
Equity Commonwealth Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,289,633
ERP Operating LP Sr. Nt. 5.125% due 3/15/2016	962,000	969,449
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021(1)	3,100,000	3,304,457

		7,655,673

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Refining – 0.5%
Marathon Petroleum Corp. Sr. Nt. 3.50% due 3/1/2016	$4,050,000	$4,061,413

		4,061,413
Restaurants – 0.3%
McDonald’s Corp. Sr. Nt. 2.10% due 12/7/2018	2,000,000	2,001,286

		2,001,286
Wireless – 1.4%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(1)	3,600,000	3,888,630
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016	3,000,000	2,994,375
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037(1)	3,350,000	3,305,793

		10,188,798
Wirelines – 3.5%
AT&T, Inc. Sr. Nt.
2.30% due 3/11/2019(1)	9,000,000	8,995,644
6.30% due 1/15/2038(1)	2,200,000	2,407,495
Deutsche Telekom International Finance B.V.
3.125% due 4/11/2016(3)	3,000,000	3,016,761
8.75% due 6/15/2030(1)	850,000	1,178,474
Orange S.A. Sr. Nt. 9.00% due 3/1/2031	335,000	472,829
Verizon Communications, Inc. Sr. Nt.
4.522% due 9/15/2048	1,618,000	1,446,973
6.55% due 9/15/2043(1)	7,500,000	8,904,075

		26,422,251
Total Corporate Bonds (Cost $376,958,799)		375,519,615

	Principal Amount	Value
Municipal Bonds – 0.9%
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038(1)	1,600,000	1,848,144
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	1,000,000	1,250,720

December 31, 2015	Principal Amount	Value
Municipal Bonds (continued)
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	$1,600,000	$2,084,848
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	1,500,000	1,955,325
Total Municipal Bonds (Cost $5,719,403)		7,139,037

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 4.1%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(1)	1,886,053	1,988,037
Bear Stearns ALT-A Trust 2003-3 2A 2.672% due 10/25/2033(2)	2,329,466	2,338,028
Countrywide Alternative Loan Trust 2006-19CB A15 6.00% due 8/25/2036	830,423	758,215
Countrywide Home Loans Mortgage Pass-Through Trust
2002-19 1A1
6.25% due 11/25/2032	258,408	269,563
2004-5 2A9
5.25% due 5/25/2034	613,654	619,281
Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 2A2B 0.662% due 6/25/2037(2)	3,661,904	3,065,470
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M2 2.622% due 2/25/2024(2)	4,500,000	4,484,911
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	801,629	829,773
Impac CMB Trust 2004-7 1A1 1.162% due 11/25/2034(2)	2,291,107	2,159,619
JPMorgan Mortgage Trust
2004-S2 1A3
4.75% due 11/25/2019	632,333	639,205
2005-A3 11A2
2.801% due 6/25/2035(1)(2)	3,026,640	3,081,233
Master Adjustable Rate Mortgages Trust 2004-13 3A1 2.772% due 11/21/2034(2)	2,083,663	2,128,762

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Master Asset Securitization Trust
2003-10 3A7
5.50% due 11/25/2033	$332,218	$341,239
2003-5 2A1
5.00% due 6/25/2018	200,982	206,620
Prime Mortgage Trust
2003-3 A9
5.50% due 1/25/2034(1)	1,531,719	1,530,222
2004-2 A3
5.25% due 11/25/2019	170,944	173,228
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	103,505	103,290
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	515,343	522,943
Structured Asset Securities Corp. 2004-20 7A1
5.25% due 11/25/2034	848,266	859,129
2004-21XS 2A6A 4.74% due 12/25/2034(2)	44,913	45,810
Wells Fargo Mortgage Backed Securities Trust 2004-6 A4
5.50% due 6/25/2034	780,987	798,500
2004-Y 3A1 2.799% due 11/25/2034(2)	2,682,574	2,702,411
2005-2 2A1 4.75% due 4/25/2020(1)	293,242	300,208
2007-13 A7 6.00% due 9/25/2037	686,073	689,810

Total Non-Agency Mortgage-Backed Securities (Cost $30,637,776)		30,635,507

December 31, 2015	Principal Amount	Value
U.S. Government Securities – 16.4%
U.S. Treasury Bonds
3.00% due 11/15/2044	$8,000,000	$7,970,936
3.625% due 2/15/2044	27,000,000	30,372,894
5.375% due 2/15/2031	6,500,000	8,814,358
U.S. Treasury Notes
1.375% due 4/30/2020	22,000,000	21,715,540
1.75% due 5/15/2023	27,000,000	26,304,966
2.00% due 8/15/2025	11,500,000	11,212,948
2.375% due 8/15/2024	17,500,000	17,682,525

Total U.S. Government Securities (Cost $124,528,450)		124,074,167

	Principal Amount	Value
Repurchase Agreements – 4.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $32,926,110, due 1/4/2016(4)	32,926,000	32,926,000
Total Repurchase Agreements (Cost $32,926,000)		32,926,000
Total Investments – 101.2% (Cost $767,657,651)		764,687,101
Other Liabilities, Net – (1.2)%		(8,991,549)
Total Net Assets – 100.0%		$755,695,552

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2015.
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $99,729,839, representing 13.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	3.30%	8/27/2032	$18,233,675
FNMA	3.40%	9/27/2032	14,937,000
U.S. Treasury Note	1.63%	7/31/2020	415,519

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

The table below presents futures contracts as of December 31, 2015:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
10 YR U.S. Treasury Note	Goldman Sachs & Co.	250	3/21/2016	$31,477	$(141,843)
5 YR U.S. Treasury Note	Goldman Sachs & Co.	460	3/31/2016	54,427	(163,196)
Total					$(305,039)

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$54,518,616	$—	$54,518,616
Asset-Backed Securities	—	25,865,549	—	25,865,549
Senior Secured Loans	—	32,601,539	—	32,601,539
Commercial Mortgage-Backed Securities	—	81,407,071	—	81,407,071
Corporate Bonds	—	375,519,615	—	375,519,615
Municipal Bonds	—	7,139,037	—	7,139,037
Non-Agency Mortgage-Backed Securities	—	30,635,507	—	30,635,507
U.S. Government Securities	—	124,074,167	—	124,074,167
Repurchase Agreements	—	32,926,000	—	32,926,000
Other Financial Instruments:
Financial Futures Contracts	(305,039)	—	—	(305,039)
Total	$(305,039)	$764,687,101	$—	$764,382,062

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$764,687,101
Cash	15,426
Cash deposits with brokers for futures contracts	751,900
Dividends/interest receivable	5,435,848
Receivable for variation margin on futures contracts	138,903
Prepaid expenses	5,715

Total Assets	771,034,893

Liabilities
Payable for investments purchased	14,476,802
Payable for fund shares redeemed	388,475
Payable to adviser	322,132
Accrued trustees’ fees	15,688
Accrued expenses/other liabilities	136,244

Total Liabilities	15,339,341

Total Net Assets	$755,695,552

Net Assets Consist of:
Paid-in capital	$760,130,720
Accumulated net realized loss from investments, futures contracts and written options	(1,159,579)
Net unrealized depreciation on investments and futures contracts	(3,275,589)

Total Net Assets	$755,695,552

Investments, at Cost	$767,657,651

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	63,090,695
Net Asset Value Per Share	$11.98

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Interest	$23,800,499

Total Investment Income	23,800,499

Expenses
Investment advisory fees	3,933,792
Professional fees	126,548
Custodian fees	87,004
Shareholder reports	67,651
Administrative service fees	64,330
Trustees’ fees	53,900
Other expenses	71,895

Total Expenses	4,405,120

Net Investment Income	19,395,379

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts and Written Options
Net realized gain from investments	3,722,289
Net realized gain from futures contracts	1,915,555
Net realized gain from written options	111,798
Net change in unrealized appreciation/depreciation on investments	(21,536,205)
Net change in unrealized appreciation/depreciation on futures contracts	(601,550)
Net change in unrealized appreciation/depreciation on written options	(96,173)

Net Loss on Investments, Futures Contracts and Written Options	(16,484,286)

Net Increase in Net Assets Resulting from Operations	$2,911,093

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$19,395,379	$23,649,161
Net realized gain from investments, futures contracts and written options	5,749,642	6,689,565
Net change in unrealized appreciation/depreciation on investments and futures contracts	(22,233,928)	12,887,107

Net Increase in Net Assets Resulting from Operations	2,911,093	43,225,833

Distributions to Shareholders
Net investment income	(19,543,996)	(23,582,033)
Net realized gain on investments	(7,387,765)	(6,092,756)

Total Distributions	(26,931,761)	(29,674,789)

Capital Share Transactions
Proceeds from sales of shares	52,368,773	57,351,427
Reinvestment of distributions	26,931,761	29,674,789
Cost of shares redeemed	(101,961,522)	(92,926,748)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,660,988)	(5,900,532)

Net Increase/(Decrease) in Net Assets	(46,681,656)	7,650,512

Net Assets
Beginning of year	802,377,208	794,726,696

End of year	$755,695,552	$802,377,208

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$67,128

Other Information:
Shares
Sold	4,185,657	4,550,063
Reinvested	2,244,314	2,406,714
Redeemed	(8,155,947)	(7,368,341)

Net Decrease	(1,725,976)	(411,564)

18	The accompanying notes are an integral part of these financial statements.

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19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/15	$12.38	$0.31	[1]	$(0.27)	$0.04	$(0.32)	$(0.12)	$(0.44)
Year Ended 12/31/14	12.18	0.38		0.30	0.68	(0.38)	(0.10)	(0.48)
Year Ended 12/31/13	12.78	0.34		(0.54)	(0.20)	(0.34)	(0.06)	(0.40)
Year Ended 12/31/12	12.57	0.38		0.42	0.80	(0.38)	(0.21)	(0.59)
Year Ended 12/31/11	12.32	0.49		0.38	0.87	(0.49)	(0.13)	(0.62)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$11.98	0.33%	$755,696	0.56%	0.56%	2.47%	2.47%	41%
12.38	5.55%	802,377	0.56%	0.56%	2.93%	2.93%	47%
12.18	(1.63)%	794,727	0.56%	0.56%	2.72%	2.72%	199%
12.78	6.37%	760,801	0.56%	0.56%	2.97%	2.97%	135%
12.57	7.08%	671,882	0.57%	0.57%	3.75%	3.75%	102%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker),

either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management.

There were no credit default swaps held during the year ended December 31, 2015.

f. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of their investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%.

RS Investments has entered into a Sub-Advisory Agreement as of May 1, 2015 with Park Avenue Institutional Advisers LLC (“Park Avenue”), a wholly-owned subsidiary of GIS. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Prior to May 1, 2015, GIS served as the sub-adviser to the Fund pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement. GIS and Park Avenue informed the Trust that there would be no changes in the investment strategies of the Fund or in the portfolio management personnel responsible for the day-to-day management of the Fund as a result of the change in sub-adviser. Sub-investment advisory fees paid by RS Investments to Park Avenue and previously to GIS do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains
2015	$24,092,661	$2,839,100
2014	26,731,731	2,943,058

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss
$(84,201)	$81,489	$2,712

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $1,149,134.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $767,973,136. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $12,687,223 and $(15,973,258), respectively, resulting in net unrealized depreciation of $(3,286,035).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$106,975,307	$285,016,777
Sales	81,992,169	226,459,664

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2015.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on futures contracts*	$(305,039)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2015.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized loss from futures contracts	$1,915,555

	Net change in unrealized appreciation/(depreciation) on futures contracts	(601,550)
Option Contracts	Net realized gain/loss from written options	111,798

	Net change in unrealized appreciation/(depreciation) on written options	(96,173)

Transactions in written options for the year ended December 31, 2015:

	Contracts	Premiums
Options outstanding, December 31, 2014	200	$111,798
Written options	—	—
Options terminated in closing transactions	—	—
Options exercised	—	—
Options expired	(200)	(111,798)
Options outstanding, December 31, 2015	—	—

The Fund held an average monthly face value of $90,687,946 in long position futures contracts, an average monthly face value of $(1,269,952) in short position futures contracts and an average monthly face value of $17,200 in written option contracts for the year ended December 31, 2015.

The Fund used exchange-traded U.S. Treasury futures and options on U.S. Treasury futures to generate income and manage interest rate exposure.

The Fund has entered into ISDA Master Agreements (“ISDA Agreements”) with various counterparties, which govern many types of derivative transactions (the “Transactions”). An ISDA Agreement is a single contract with a counterparty that typically permits multiple Transactions governed by that contract to be net settled upon the designation by the non-defaulting party of an early termination date (the “Early Termination Date”) under such contract upon the occurrence of certain events of default or termination events. Upon the designation of such Early Termination Date, all Transactions governed by the applicable agreement may typically be terminated and a net settlement amount may be calculated. In addition, the Fund may receive and post cash and securities collateral under the ISDA Agreements, subject to the terms of the related credit support agreement. Such credit support agreement grants the non-defaulting party designating the Early Termination Date the right to liquidate the collateral that

26

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

has been posted to it and apply the proceeds to the calculation of the net settlement amount. As of December 31, 2015, no derivative assets or liabilities are available for offset.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the

Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home

27

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund did not borrow under the facilities.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund.

RS Investments and Victory Capital are proposing that the Fund reorganize into an Acquiring Fund managed by INCORE Capital Management, an existing Victory Capital investment franchise. The Acquiring Fund’s investment objective, principal investment strategies and principal risks will be substantially similar to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Investment Quality Bond VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

29

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $2,839,100 as long-term capital gain distributions for the year ended December 31, 2015.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS

Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds,

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

36

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

37

RS VARIABLE

PRODUCTS TRUST

RS LOW DURATION BOND VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Low Duration Bond VIP Series Commentary

Highlights

•	Despite interest rate uncertainty and fixed income market volatility, the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) ended 2015 with a modest gain.

•	RS Low Duration Bond VIP Series (the “Fund”) delivered a positive return but underperformed the Index, which is its benchmark, due primarily to yield curve positioning early in the year. The Fund’s corporate bond holdings, which are not in the Index, were the largest contributor to relative performance for 2015.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

Performance Update

The Fund returned 0.47% for the twelve-month period ended December 31, 2015, underperforming a 0.57% Index return.

Portfolio Review

The Fund outperformed the Index in the first half of 2015, due almost entirely to holdings in sectors that fall outside of the Index. These included corporate bonds, the Fund’s largest sector weighting. Mortgage-backed securities contributed to relative performance in the first half of the year, while the Fund’s yield curve positioning was a slight detractor.

The second half of the year was more challenging for the Fund’s more credit-sensitive investments.

Corporate bond holdings detracted from performance relative to the Index in the fourth quarter, as did yield curve positioning.

Non-Agency adjustable-rate mortgages, which are outside the Index, were an important positive contributor in the fourth quarter and for the year. Commercial mortgage-backed securities (“CMBS”) also contributed to relative performance for the year.

Changes to the Fund’s positioning during the year were generally modest and included tactical adjustments aimed at further curtailing exposure to risk and ensuring liquidity. While we added modestly to our Treasury holdings, the Fund remained substantially underweight in Treasurys relative to the Index.

3

RS LOW DURATION BOND VIP SERIES

We maintained significant exposure to investment grade and high yield corporate debt, where we saw potential for spread tightening created by the recent volatility. Despite some reductions in the third quarter, the Fund also still held meaningful exposure to CMBS and residential mortgage-backed securities (“RMBS”), sectors that we believed had become less risky as the economy and the real estate market strengthened. The Fund’s holdings in adjustable-rate non-Agency RMBS, in our view, also may help to protect the Fund against the prospect of rising interest rates. In the second half of the year, we increased the Fund’s allocation to asset-backed securities (“ABS”), buying some AAA-rated ABS that were generally regarded as conservative and liquid investments.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $276,163,952

Sector Allocation As of December 31, 2015

Bond Quality Allocation[2] As of December 31, 2015

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.625%	12/15/2016	2.39%
U.S. Treasury Notes	0.500%	11/30/2016	2.09%
FNMA — Agency Mortgage-Backed Securities	5.000%	10/1/2041	1.81%
FNMA — Agency Mortgage-Backed Securities	5.000%	2/1/2041	1.40%
U.S. Treasury Notes	0.750%	1/15/2017	1.34%
U.S. Treasury Notes	0.875%	7/15/2017	1.19%
Kraft Heinz Foods Co.	1.600%	6/30/2017	1.08%
Bank of America Credit Card Trust	0.371%	11/15/2019	1.08%
Capital One Multi-Asset Execution Trust	0.371%	7/15/2020	1.08%
U.S. Treasury Notes	1.375%	10/31/2020	1.00%
Total			14.46%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Park Avenue Institutional Advisers LLC (“PAIA”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	0.47%	0.54%	1.33%	3.06%	2.73%
Barclays U.S. Government 1-3 Year Bond Index[1]		0.57%	0.53%	0.73%	2.51%	2.35%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Low Duration Bond VIP Series and the Barclays U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$994.90	$2.72	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.48	$2.75	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Agency Mortgage-Backed Securities – 4.1%
FHLMC 1534 Z 5.00% due 6/15/2023(1)	$28,983	$30,795
5.00% due 8/1/2040(1)	2,103,656	2,309,059
20 H 5.50% due 10/25/2023(1)	15,860	17,122
7.00% due 9/1/2038(1)	9,174	10,034
FNMA 2.483% due 8/1/2046(1)(2)	18,564	18,589
5.00% due 2/1/2041 – 10/1/2041(1)	8,027,817	8,863,706

Total Agency Mortgage-Backed Securities (Cost $11,380,930)		11,249,305

	Principal Amount	Value
Asset-Backed Securities – 14.6%
Ally Auto Receivables Trust 2012-5 A4 0.85% due 1/16/2018(1)	714,869	713,990
2014-2 B 2.10% due 3/16/2020	1,000,000	1,002,957
Ally Master Owner Trust 2013-1 A1 0.781% due 2/15/2018(2)	2,550,000	2,550,122
American Express Credit Account Master Trust 2013-1 A 0.751% due 2/16/2021(1)(2)	1,800,000	1,799,624
2013-3 A 0.98% due 5/15/2019	2,000,000	1,998,222
2014-1 B 0.831% due 12/15/2021(2)	2,100,000	2,076,084
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.365% due 4/25/2033(2)	32,378	32,871
Avis Budget Rental Car Funding AESOP LLC 2013-1A A 1.92% due 9/20/2019(1)(3)	2,700,000	2,679,756
2014-1A A 2.46% due 7/20/2020(1)(3)	1,250,000	1,253,957
Bank of America Credit Card Trust 2007-A4 A4 0.371% due 11/15/2019(2)	3,000,000	2,986,783
Capital One Multi-Asset Execution Trust 2007-A5 A5 0.371% due 7/15/2020(2)	3,000,000	2,985,074
Chase Issuance Trust 2007-C1 C1 0.791% due 4/15/2019(2)	700,000	697,074
Citibank Credit Card Issuance Trust 2014-A2 A2 1.02% due 2/22/2019(1)	2,500,000	2,494,011

December 31, 2015	Principal Amount	Value
Asset-Backed Securities (continued)
CNH Equipment Trust 2014-B A4 1.61% due 5/17/2021(1)	$1,000,000	$993,614
DB Master Finance LLC 2015-1A A2I 3.262% due 2/20/2045(1)(3)	655,050	648,165
Discover Card Execution Note Trust 2015-A1 A1 0.681% due 8/17/2020(2)	1,000,000	997,927
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(3)	764,062	785,939
First Investors Auto Owner Trust 2015-2A A1 1.59% due 12/16/2019(3)	1,025,574	1,024,141
Ford Credit Auto Lease Trust 2014-B A3 0.89% due 9/15/2017(1)	900,000	898,607
2015-B A2A 1.04% due 5/15/2018	1,000,000	996,950
Golden Credit Card Trust 2015-3A A 0.751% due 7/15/2019(2)(3)	1,600,000	1,595,588
Hyundai Auto Lease Securitization Trust 2014-B A4 1.26% due 9/17/2018(1)(3)	900,000	897,530
Hyundai Auto Receivables Trust 2013-A B 1.13% due 9/17/2018	1,390,000	1,383,549
Kubota Credit Owner Trust 2014-1A A3 1.16% due 5/15/2018(1)(3)	2,600,000	2,591,459
Mercedes Benz Auto Lease Trust 2015-B A2A 1.00% due 1/16/2018	500,000	498,792
Nissan Auto Receivables Owner Trust 2013-A A3 0.50% due 5/15/2017(1)	113,191	113,164
Residential Asset Mortgage Products Trust 2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	19,732
Synchrony Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(1)	2,215,000	2,204,050
Toyota Auto Receivables Owner Trust 2014-C A3 0.93% due 7/16/2018	1,515,000	1,511,839

Total Asset-Backed Securities (Cost $40,514,329)		40,431,571

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Senior Secured Loans – 5.7%
Building Materials – 0.9%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(2)	$977,795	$968,320
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(2)	905,123	885,510
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	538,847	531,944

		2,385,774
Consumer Products – 0.4%
Bombardier Recreational Products, Inc. New Term Loan B 3.75% due 1/30/2019(2)	977,143	965,280

		965,280
Gaming – 1.3%
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(2)	730,750	726,051
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	2,113,433	2,081,731
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(2)	980,000	894,250

		3,702,032
Healthcare – 1.1%
DaVita HealthCare Partners, Inc. Term Loan B 3.50% due 6/24/2021(2)	1,187,211	1,180,776
Fresenius SE & Co. KGaA USD Term Loan B 2.422% due 8/7/2019(2)	1,955,000	1,943,602

		3,124,378
Leisure – 1.2%
Kasima LLC New Term Loan B 3.25% due 5/17/2021(2)	1,812,132	1,794,772
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	1,725,511	1,629,883

		3,424,655
Lodging – 0.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.50% due 10/26/2020(2)	138,980	138,590

		138,590

December 31, 2015	Principal Amount	Value
Media - Entertainment – 0.1%
Tribune Media Co. Term Loan 3.75% due 12/27/2020(2)	$313,708	$308,513

		308,513
Pharmaceuticals – 0.2%
Amgen, Inc. Term Loan 1.607% due 9/18/2018(2)	395,000	393,353

		393,353
Wireless – 0.4%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(2)	1,211,567	1,204,758

		1,204,758
Total Senior Secured Loans (Cost $15,957,099)		15,647,333

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.4%
American Tower Trust I 13 1A 1.551% due 3/15/2043(1)(3)	1,000,000	976,528
Banc of America Commercial Mortgage Trust 2006-1 AM 5.421% due 9/10/2045(1)(2)	165,856	165,687
2007-3 AM 5.558% due 6/10/2049(1)(2)	950,000	986,568
2008-1 A4 6.215% due 2/10/2051(1)(2)	1,659,108	1,757,100
Bear Stearns Commercial Mortgage Securities Trust 2006-T24 AM 5.568% due 10/12/2041(1)(2)	1,700,000	1,734,544
2007-PW16 AM 5.722% due 6/11/2040(2)	160,000	166,550
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(1)	990,077	1,003,334
2014-388G B 1.381% due 6/15/2033(1)(2)(3)	1,200,000	1,176,609
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD2 AM 5.415% due 1/15/2046(1)(2)	993,460	992,171
2006-CD3 A5 5.617% due 10/15/2048(1)	1,480,091	1,494,648
2006-CD3 AM 5.648% due 10/15/2048(1)	1,350,000	1,368,511
Commercial Mortgage Trust 2014-CR15 A2 2.928% due 2/10/2047	2,200,000	2,235,127

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.816% due 6/15/2038(1)(2)	$1,358,402	$1,360,980
2006-C4 AM 5.509% due 9/15/2039	1,800,000	1,833,657
2006-C5 AM 5.343% due 12/15/2039	1,950,000	1,988,595
GS Mortgage Securities Trust 2013-GC16 A2 3.033% due 11/10/2046	1,900,000	1,938,791
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(1)(3)	2,000,000	2,001,498
JPMBB Commercial Mortgage Securities Trust 2013-C15 A2 2.977% due 11/15/2045	1,000,000	1,018,314
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM 5.909% due 4/15/2045(1)(2)	1,350,000	1,362,858
2007-CB18 A4 5.44% due 6/12/2047(1)	1,758,038	1,800,232
2007-LD12 AM 6.009% due 2/15/2051(1)(2)	2,100,000	2,209,656
2011-PLSD A2 3.364% due 11/13/2028(3)	1,300,000	1,316,385
2013-C16 A2 3.07% due 12/15/2046	2,200,000	2,245,839
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A2 3.085% due 8/15/2046	1,600,000	1,633,820
2013-C13 A2 2.936% due 11/15/2046(1)	1,500,000	1,529,193
2013-C8 A2 1.689% due 12/15/2048(1)	1,500,000	1,487,136
Morgan Stanley Capital I Trust 2007-IQ16 A4 5.809% due 12/12/2049(1)	1,062,505	1,109,891
SBA Tower Trust 2.24% due 4/15/2043(1)(3)	2,000,000	1,960,373
2.933% due 12/15/2042(1)(3)	500,000	505,913
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.169% due 1/15/2041(1)(2)	79,784	79,753
2006-C28 AM 5.603% due 10/15/2048(2)	1,500,000	1,532,503
2007-C31 AM 5.591% due 4/15/2047(1)(2)	1,300,000	1,347,515
2007-C33 AM 5.952% due 2/15/2051(1)(2)	2,250,000	2,363,504

December 31, 2015	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust 2012-LC5 A2 1.844% due 10/15/2045	$1,510,000	$1,508,181
Total Commercial Mortgage-Backed Securities (Cost $49,997,177)		48,191,964

	Principal Amount	Value
Corporate Bonds – 37.5%
Aerospace & Defense – 0.5%
Harris Corp. Sr. Nt. 1.999% due 4/27/2018(1)	1,000,000	988,766
L-3 Communications Corp. 3.95% due 11/15/2016	500,000	507,521

		1,496,287
Automotive – 1.1%
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016(1)	2,100,000	2,102,058
General Motors Financial Co., Inc. 3.25% due 5/15/2018(1)	1,000,000	1,005,006

		3,107,064
Banking – 7.9%
Ally Financial, Inc. 2.75% due 1/30/2017(1)	1,600,000	1,596,000
3.125% due 1/15/2016(1)	400,000	400,000
Bank of America Corp. Sr. Nt. 1.70% due 8/25/2017(1)	2,500,000	2,492,852
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(1)(3)	700,000	746,666
Citigroup, Inc. Sr. Nt. 1.85% due 11/24/2017(1)	2,000,000	1,997,048
Credit Agricole S.A. Sr. Nt. 1.625% due 4/15/2016(1)(3)	500,000	500,970
Deutsche Bank AG Sr. Nt. 1.875% due 2/13/2018(1)	2,250,000	2,230,868
HSBC U.S.A., Inc. Sr. Nt. 1.625% due 1/16/2018(1)	500,000	497,524
Intesa Sanpaolo S.p.A. 3.125% due 1/15/2016(1)	700,000	700,349
Lloyds Bank PLC 1.75% due 3/16/2018(1)	1,500,000	1,495,938
4.20% due 3/28/2017(1)	500,000	515,365
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016(1)	1,000,000	1,001,155

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Banking (continued)
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018(1)	$500,000	$555,570
Royal Bank of Scotland Group PLC Sr. Nt. 1.875% due 3/31/2017(1)	2,500,000	2,489,537
Societe Generale S.A. 2.75% due 10/12/2017(1)	500,000	506,936
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016(1)	800,000	804,108
The Huntington National Bank Sr. Nt. 1.30% due 11/20/2016(1)	1,000,000	999,333
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016(1)	1,000,000	1,001,279
UBS AG/Stamford CT Sr. Nt. 1.80% due 3/26/2018(1)	1,250,000	1,247,908
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016(1)	100,000	101,680

		21,881,086
Brokerage – 0.4%
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016(1)	1,000,000	1,004,020

		1,004,020
Building Materials – 0.2%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018(1)	500,000	538,706

		538,706
Cable Satellite – 0.7%
Time Warner Cable, Inc. 5.85% due 5/1/2017(1)	1,750,000	1,830,719

		1,830,719
Construction Machinery – 0.2%
CNH Industrial Capital LLC 3.25% due 2/1/2017(1)	500,000	495,000

		495,000
Consumer Cyclical Services – 0.7%
The ADT Corp. Sr. Nt. 2.25% due 7/15/2017(1)	2,000,000	1,990,000

		1,990,000
Diversified Manufacturing – 0.2%
Pentair Finance S.A. 1.875% due 9/15/2017(1)	500,000	494,571

		494,571

December 31, 2015	Principal Amount	Value
Electric – 2.7%
American Electric Power Co., Inc. Sr. Nt. 1.65% due 12/15/2017(1)	$300,000	$297,780
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017(1)	500,000	533,923
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016(1)	35,000	35,000
Exelon Corp. Sr. Nt. 1.55% due 6/9/2017	1,250,000	1,244,729
FirstEnergy Corp. Sr. Nt. Series A 2.75% due 3/15/2018(1)	1,100,000	1,105,006
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017(1)	1,000,000	870,000
NextEra Energy Capital Holdings, Inc. 1.586% due 6/1/2017(1)	1,000,000	996,420
Southern Power Co. Sr. Nt. 1.85% due 12/1/2017	1,250,000	1,249,459
The Dayton Power & Light Co. 1.875% due 9/15/2016	1,200,000	1,201,047

		7,533,364
Finance Companies – 1.9%
AerCap Ireland Capital Ltd. 2.75% due 5/15/2017	1,600,000	1,590,000
Air Lease Corp. Sr. Nt. 2.125% due 1/15/2018(1)	1,500,000	1,473,750
CIT Group, Inc. Sr. Nt. 4.25% due 8/15/2017(1)	1,500,000	1,533,750
International Lease Finance Corp. Sr. Nt. 2.462% due 6/15/2016(1)(2)	500,000	498,750

		5,096,250
Financial - Other – 0.1%
Icahn Enterprises LP 3.50% due 3/15/2017(1)	300,000	301,500

		301,500
Food And Beverage – 1.4%
ConAgra Foods, Inc. Sr. Nt. 1.30% due 1/25/2016(1)	1,000,000	1,000,146
Kraft Heinz Foods Co. 1.60% due 6/30/2017(3)	3,000,000	2,991,309

		3,991,455

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Government Related – 1.4%
Abu Dhabi National Energy Co. PJSC Sr. Nt. 2.50% due 1/12/2018(1)(3)	$500,000	$496,885
CNOOC Nexen Finance 2014 ULC 1.625% due 4/30/2017(1)	2,000,000	1,988,430
Petrobras Global Finance B.V. 2.00% due 5/20/2016(1)	650,000	640,250
3.25% due 3/17/2017(1)	750,000	693,750

		3,819,315
Healthcare – 1.5%
Becton Dickinson and Co. Sr. Nt. 1.80% due 12/15/2017(1)	1,500,000	1,497,819
Laboratory Corp. of America Holdings Sr. Nt. 2.50% due 11/1/2018(1)	750,000	751,876
St. Jude Medical, Inc. Sr. Nt. 2.00% due 9/15/2018	2,000,000	1,996,290

		4,245,985
Home Construction – 0.4%
DR Horton, Inc. 3.625% due 2/15/2018(1)	500,000	506,250
Lennar Corp. 4.50% due 6/15/2019(1)	640,000	650,800

		1,157,050
Independent Energy – 0.4%
Southwestern Energy Co. Sr. Nt. 3.30% due 1/23/2018(1)	1,500,000	1,230,000

		1,230,000
Industrial - Other – 0.7%
AECOM Global II LLC 3.85% due 4/1/2017(1)	500,000	500,000
Hutchison Whampoa International 14 Ltd. 1.625% due 10/31/2017(1)(3)	1,500,000	1,486,759

		1,986,759
Insurance: Property - Casualty – 0.8%
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018(1)	1,408,000	1,405,681
XLIT Ltd. 2.30% due 12/15/2018(1)	750,000	750,137

		2,155,818
Media - Entertainment – 0.9%
McGraw Hill Financial, Inc. Sr. Nt. 2.50% due 8/15/2018	895,000	900,586
The Interpublic Group of Cos., Inc. Sr. Nt. 2.25% due 11/15/2017(1)	1,500,000	1,495,393

		2,395,979

December 31, 2015	Principal Amount	Value
Metals And Mining – 0.8%
Teck Resources Ltd. 2.50% due 2/1/2018(1)	$150,000	$114,000
Vale Overseas Ltd. 6.25% due 1/11/2016 - 1/23/2017 (1)	2,000,000	1,997,075

		2,111,075
Midstream – 1.9%
Buckeye Partners LP Sr. Nt. 2.65% due 11/15/2018(1)	1,000,000	962,043
Columbia Pipeline Group, Inc. 2.45% due 6/1/2018(3)	500,000	488,859
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)(2)	2,400,000	2,148,000
Kinder Morgan, Inc. 2.00% due 12/1/2017(1)	1,700,000	1,637,938

		5,236,840
Oil Field Services – 0.9%
Nabors Industries, Inc. 2.35% due 9/15/2016(1)	600,000	597,019
Transocean, Inc. 3.00% due 10/15/2017(1)	1,050,000	931,219
Weatherford International LLC 6.35% due 6/15/2017(1)	850,000	828,750

		2,356,988
Pharmaceuticals – 2.7%
Actavis Funding SCS 2.35% due 3/12/2018(1)	2,200,000	2,202,293
Celgene Corp. Sr. Nt. 2.125% due 8/15/2018	1,200,000	1,200,265
Gilead Sciences, Inc. Sr. Nt. 1.85% due 9/4/2018	2,000,000	2,008,704
Mallinckrodt International Finance S.A. 3.50% due 4/15/2018(1)	850,000	807,500
Mylan, Inc. 1.35% due 11/29/2016(1)	750,000	743,711
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016(1)	600,000	599,893

		7,562,366
Real Estate Investment Trusts – 0.6%
BioMed Realty LP 3.85% due 4/15/2016(1)	300,000	300,920
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017(1)	560,000	590,585
Select Income REIT Sr. Nt. 2.85% due 2/1/2018(1)	750,000	748,968

		1,640,473

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Refining – 0.4%
Marathon Petroleum Corp. Sr. Nt. 2.70% due 12/14/2018	$1,000,000	$988,843

		988,843
Restaurants – 0.3%
McDonald’s Corp. Sr. Nt. 2.10% due 12/7/2018	750,000	750,482

		750,482
Retailers – 1.2%
CVS Health Corp. Sr. Nt. 1.20% due 12/5/2016(1)	1,250,000	1,250,222
Walgreens Boots Alliance, Inc. Sr. Nt. 1.75% due 11/17/2017	1,950,000	1,946,196

		3,196,418
Technology – 2.1%
Fidelity National Information Services, Inc. 1.45% due 6/5/2017	1,750,000	1,726,317
Hewlett Packard Enterprise Co. Sr. Nt. 2.45% due 10/5/2017(3)	2,500,000	2,497,880
KLA-Tencor Corp. Sr. Nt. 2.375% due 11/1/2017(1)	1,000,000	1,000,520
NXP B.V. 3.50% due 9/15/2016(1)(3)	600,000	600,750

		5,825,467
Tobacco – 0.7%
Reynolds American, Inc. 2.30% due 6/12/2018	2,000,000	2,012,562

		2,012,562
Transportation Services – 0.2%
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016(1)	500,000	501,958

		501,958
Wireless – 0.6%
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018(1)	1,690,000	1,762,489

		1,762,489
Wirelines – 1.0%
DIRECTV Holdings LLC 2.40% due 3/15/2017	1,950,000	1,965,692
Verizon Communications, Inc. Sr. Nt. 2.50% due 9/15/2016(1)	823,000	829,422

		2,795,114
Total Corporate Bonds (Cost $104,959,973)		103,492,003

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 7.5%
Banc of America Funding Trust 2005-D A1 2.754% due 5/25/2035(1)(2)	$667,327	$678,700
Banc of America Mortgage Securities Trust 2003-J 2A2 3.048% due 11/25/2033(1)(2)	537,583	536,613
Bear Stearns ALT-A Trust 2003-3 2A 2.672% due 10/25/2033(1)(2)	987,187	990,815
2004-4 A1 1.022% due 6/25/2034(1)(2)	557,187	533,572
2004-6 1A 1.062% due 7/25/2034(1)(2)	484,619	463,969
2004-7 2A1 2.624% due 8/25/2034(1)(2)	816,910	825,110
Chase Mortgage Finance Trust 2007-A1 2A1 2.656% due 2/25/2037(1)(2)	179,522	179,901
Countrywide Home Loans Mortgage Pass-Through Trust 2002-19 1A1 6.25% due 11/25/2032	15,427	16,093
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018(1)	32,788	32,884
2003-8 2A1 5.00% due 4/25/2018(1)	24,001	24,441
2004-5 5A1 5.00% due 8/25/2019	98,497	100,040
2004-AR5 3A1 2.804% due 6/25/2034(1)(2)	509,136	490,826
2004-AR5 6A1 2.559% due 6/25/2034(1)(2)	1,088,895	1,092,735
2004-AR7 4A1 2.56% due 11/25/2034(1)(2)	966,831	983,209
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M2 2.822% due 10/25/2024(2)	1,100,000	1,103,166
GSR Mortgage Loan Trust 2005-AR6 1A1 2.793% due 9/25/2035(1)(2)	660,693	665,824
Impac CMB Trust 2004-7 1A1 1.162% due 11/25/2034(1)(2)	1,069,165	1,007,805
JPMorgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034(1)	16,599	17,125

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2004-S2 1A3 4.75% due 11/25/2019(1)	$41,519	$41,970
2005-A1 3A1 2.716% due 2/25/2035(1)(2)	198,375	201,443
2006-A2 5A1 2.677% due 11/25/2033(1)(2)	262,732	265,239
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.775% due 4/21/2034(1)(2)	377,813	379,634
2004-13 3A7 2.772% due 11/21/2034(1)(2)	1,150,363	1,175,267
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	33,250	34,183
Merrill Lynch Mortgage Investors Trust 2004-B A1 0.922% due 5/25/2029(1)(2)	539,005	523,953
2005-A2 A2 2.496% due 2/25/2035(1)(2)	843,370	846,144
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(1)	30,710	31,042
2004-7AR 2A1 2.484% due 9/25/2034(1)(2)	727,933	714,853
2005-6AR 1A1 0.702% due 11/25/2035(1)(2)	520,109	502,885
MortgageIT Trust 2004-1 A1 1.202% due 11/25/2034(1)(2)	903,568	855,276
Prime Mortgage Trust
2003-3 A9 5.50% due 1/25/2034(1)	137,165	137,031
2004-2 A2 4.75% due 11/25/2019(1)	63,056	63,418
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032(1)	3,554	3,547
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033(1)	320,192	319,675
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	29,239	29,670
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.546% due 6/25/2034(1)(2)	617,078	615,590
Structured Asset Securities Corp. 2003-29 2A1 5.25% due 9/25/2023(1)	155,510	158,708
2003-34A 3A2 2.613% due 11/25/2033(1)(2)	694,687	681,726

December 31, 2015	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2004-21XS 2A6A 4.74% due 12/25/2034(1)(2)	$7,980	$8,139
2004-3 3A1 5.50% due 3/25/2019(1)	48,009	49,157
Thornburg Mortgage Securities Trust 2004-3 A 1.162% due 9/25/2044(1)(2)	785,557	725,290
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 2.634% due 10/25/2033(1)(2)	54,080	54,469
2003-N 2A1 2.668% due 12/25/2033(1)(2)	113,854	111,732
2004-M A7 2.739% due 8/25/2034(1)(2)	379,805	385,731
2004-O A1 2.743% due 8/25/2034(1)(2)	212,146	211,412
2004-Z 2A2 2.851% due 12/25/2034(1)(2)	178,709	178,545
2005-AR10 2A6 2.738% due 6/25/2035(1)(2)	216,473	217,815
2005-AR12 2A5 2.738% due 6/25/2035(1)(2)	396,289	404,799
2005-AR12 2A6 2.738% due 6/25/2035(1)(2)	339,594	344,328
2005-AR16 3A2 2.708% due 3/25/2035(1)(2)	700,716	705,583
Total Non-Agency Mortgage-Backed Securities (Cost $20,803,840)		20,721,082

	Principal Amount	Value
U.S. Agencies — 0.2%
FHLMC 2.00% due 8/25/2016(1)	600,000	604,829
Total U.S. Agencies (Cost $603,182)		604,829

	Principal Amount	Value
U.S. Government Securities — 8.3%
U.S. Treasury Notes 0.375% due 3/31/2016(1)	800,000	800,031
0.50% due 11/30/2016(1)	5,800,000	5,784,595
0.625% due 12/15/2016(1)	6,615,000	6,604,668
0.75% due 1/15/2017(1)	3,715,000	3,711,664
0.875% due 7/15/2017(1)	3,300,000	3,294,456
1.375% due 10/31/2020	2,800,000	2,750,563
Total U.S. Government Securities (Cost $23,001,024)		22,945,977

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2015	Principal Amount	Value
Repurchase Agreements – 4.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $11,742,039, due 1/4/2016(4)	$11,742,000	$11,742,000

Total Repurchase Agreements (Cost $11,742,000)		11,742,000
Total Investments - 99.6% (Cost $278,959,554)		275,026,064
Other Assets, Net - 0.4%		1,137,888
Total Net Assets - 100.0%		$276,163,952

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2015.
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $29,223,919, representing 10.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	2.625%	9/6/2024	$11,792,031
U. S. Treasury Note	1.625%	7/31/2020	190,238

The table below presents futures contracts as of December 31, 2015:

Description	Counter- party	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
2 YR U.S. Treasury Note	Goldman Sachs & Co.	377	3/31/2016	$81,897	$(131,644)

Description	Counter- party	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Sold Futures Contracts
10 YR U.S. Treasury Note	Goldman Sachs & Co.	42	3/21/2016	$5,288	$23,499
U.S. Long Bond	Goldman Sachs & Co.	2	3/21/2016	308	556
Total					$24,055

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$11,249,305	$—	$11,249,305
Asset-Backed Securities	—	40,431,571	—	40,431,571
Senior Secured Loans	—	15,647,333	—	15,647,333
Commercial Mortgage-Backed Securities	—	48,191,964	—	48,191,964
Corporate Bonds	—	103,492,003	—	103,492,003
Non-Agency Mortgage-Backed Securities	—	20,721,082	—	20,721,082
U.S. Agencies	—	604,829	—	604,829
U.S. Government Securities	—	22,945,977	—	22,945,977
Repurchase Agreements	—	11,742,000	—	11,742,000
Other Financial Instruments:
Financial Futures Contracts	(107,589)	—	—	(107,589)
Total	$(107,589)	$275,026,064	$—	$274,918,475

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$275,026,064
Cash	6,280
Cash deposits with brokers for futures contracts	256,000
Dividends/interest receivable	1,083,725
Receivable for variation margin on futures contracts	4,205
Receivable for fund shares subscribed	3,277
Prepaid expenses	1,914

Total Assets	276,381,465

Liabilities
Payable to adviser	105,658
Payable for fund shares redeemed	42,800
Accrued trustees’ fees	6,527
Accrued expenses/other liabilities	62,528

Total Liabilities	217,513

Total Net Assets	$276,163,952

Net Assets Consist of:
Paid-in capital	$282,839,776
Accumulated net realized loss from investments and futures contracts	(2,634,744)
Net unrealized depreciation on investments and futures contracts	(4,041,080)

Total Net Assets	$276,163,952

Investments, at Cost	$278,959,554

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	27,258,405
Net Asset Value Per Share	$10.13

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Interest	$5,114,826

Total Investment Income	5,114,826

Expenses
Investment advisory fees	1,238,030
Custodian fees	66,385
Professional fees	58,762
Administrative service fees	25,251
Transfer agent fees	24,317
Shareholder reports	21,376
Trustees’ fees	19,688
Other expenses	15,640

Total Expenses	1,469,449

Net Investment Income	3,645,377

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(826,295)
Net realized loss from futures contracts	(35,838)
Net change in unrealized appreciation/depreciation on investments	(1,425,115)
Net change in unrealized appreciation/depreciation on futures contracts	(68,764)

Net Loss on Investments and Futures Contracts	(2,356,012)

Net Increase in Net Assets Resulting from Operations	$1,289,365

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$3,645,377	$4,443,718
Net realized loss from investments and futures contracts	(862,133)	(422,246)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(1,493,879)	(1,802,305)

Net Increase in Net Assets Resulting from Operations	1,289,365	2,219,167

Distributions to Shareholders
Net investment income	(3,703,445)	(4,468,479)

Total Distributions	(3,703,445)	(4,468,479)

Capital Share Transactions
Proceeds from sales of shares	34,018,772	37,803,950
Reinvestment of distributions	3,703,445	4,468,479
Cost of shares redeemed	(24,658,158)	(18,495,466)

Net Increase in Net Assets Resulting from Capital Share Transactions	13,064,059	23,776,963

Net Increase in Net Assets	10,649,979	21,527,651

Net Assets
Beginning of year	265,513,973	243,986,322

End of year	$276,163,952	$265,513,973

Other Information:
Shares
Sold	3,303,142	3,641,094
Reinvested	365,592	437,657
Redeemed	(2,393,868)	(1,781,853)

Net Increase	1,274,866	2,296,898

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions
Year Ended 12/31/15	$10.22	$0.14	[1]	$(0.09)	$0.05	$(0.14)	$—		$(0.14)
Year Ended 12/31/14	10.30	0.18		(0.08)	0.10	(0.18)	—		(0.18)
Year Ended 12/31/13	10.45	0.17		(0.15)	0.02	(0.17)	—	[4]	(0.17)
Year Ended 12/31/12	10.33	0.20		0.12	0.32	(0.20)	—	[4]	(0.20)
Year Ended 12/31/11	10.39	0.25		(0.05)	0.20	(0.25)	(0.01)		(0.26)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.13	0.47%	$276,164	0.53%	0.53%	1.33%	1.33%	38%
10.22	0.92%	265,514	0.55%	0.55%	1.74%	1.74%	39%
10.30	0.24%	243,986	0.55%	0.55%	1.75%	1.75%	60%
10.45	3.16%	209,164	0.56%	0.56%	2.17%	2.17%	66%
10.33	1.91%	146,318	0.57%	0.57%	2.71%	2.71%	58%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%.

RS Investments has entered into a Sub-Advisory Agreement as of May 1, 2015 with Park Avenue Institutional Advisers LLC (“Park Avenue”), a wholly-owned subsidiary of GIS. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Prior to May 1, 2015, GIS served as the sub-adviser to the Fund pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement. GIS and Park Avenue informed the Trust that there would be no changes in the investment strategies of the Fund or in the portfolio management personnel responsible for the day-to-day management of the Fund as a result of the change in sub-adviser. Sub-investment advisory fees paid by RS Investments to Park Avenue and previously to GIS do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

Ordinary Income
2015	$3,703,445
2014	4,468,479

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NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2015, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Distributions in Excess of Net Investment Income
$(58,068)	$58,068

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2015 were $2,031,719 with no expiration date.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $710,281.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $278,959,888. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $259,230 and $(4,193,054), respectively, resulting in net unrealized depreciation of $(3,933,824).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$114,211,186	$27,685,453
Sales	59,752,485	41,043,718

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2015.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Amount
Financial Futures Contracts Sold	Net unrealized appreciation on futures contracts*	$24,055
Financial Futures Contracts Purchased	Net unrealized depreciation on futures contracts*	(131,644)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2015.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$(35,838)
	Net change in unrealized appreciation/(depreciation) on futures contracts	(68,764)

The Fund held an average monthly face value of $60,824,775 in long position futures contracts and $(4,831,050) in short position futures contracts for the year ended December 31, 2015.

The Fund used exchange-traded U.S. Treasury futures to manage interest rate exposure.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933

(except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million

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NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund did not borrow under the facilities.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund.

RS Investments and Victory Capital are proposing that the Fund reorganize into an Acquiring Fund managed by INCORE Capital Management, an existing Victory Capital investment franchise. The Acquiring Fund’s investment objective, principal investment strategies and principal risks will be substantially similar to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for RS

Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds,

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SUPPLEMENTAL INFORMATION (UNAUDITED)

and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

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SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

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SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

35

RS VARIABLE

PRODUCTS TRUST

RS HIGH YIELD VIP SERIES

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2015. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS High Yield VIP Series Commentary

Highlights

•	The Barclays U.S. Corporate High-Yield Bond Index[1] (the “Index”) delivered a negative return in 2015, only its sixth annual loss since its 1984 inception. This decline was largely due to a sell-off in energy, mining, and commodities-related sectors.

•	RS High Yield VIP Series (the “Fund”) had negative performance for the twelve-month period ended December 31, 2015, while also underperforming the Index, which is its benchmark. The Fund’s underperformance relative to the Index was primarily due to security selection, especially in the challenged energy sector. The Fund’s lack of exposure to metals & mining was the largest positive contributor to relative performance.

Market Overview

After a long period of relative tranquility, the fixed income market moved back toward more historically typical levels of volatility in 2015. Investors grew distinctly more risk averse in the second half of the year, and liquidity was at a premium. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance.

The first quarter saw investors continuing to seek higher yields, as positive U.S. economic news and accommodative monetary policy sustained appetite for risk despite lingering concerns about depressed oil prices, a strong dollar, and sluggish economic growth overseas. At the start of the year, high yield and investment grade corporate debt outperformed the broader fixed income market.

In the second quarter, investors grew more anxious as the first U.S. Federal Reserve (“Fed”) rate hike in nine years seemed to draw closer. Interest rates moved higher, suppressing returns in certain portions of the fixed income market, while high yield debt and asset-backed securities outperformed.

In the third quarter, investor focus shifted to the global economy as China’s manufacturing slowdown, stock market turmoil, and surprise currency devaluation rattled markets worldwide. The result was a broad sell-off in global equity and commodities markets. High yield bonds declined sharply, especially in commodities-related sectors. Treasurys outperformed amid a flight to quality.

Market volatility continued into a fourth quarter full of mixed messages for investors. In December, the Fed cast a vote of confidence in the advancing U.S. economy with its long-anticipated 25-basis-point increase in the federal funds rate. But at the same time, major economies around the world continued to struggle, and oil and commodity prices plummeted. The 10-year Treasury yield, which had started the year at 2.17% and dropped below 2% in October, edged higher to end the year at 2.27%, and Treasury securities gave back some ground.

In both the fourth quarter and the full year, high yield debt was the weakest performer in fixed income and municipal debt outperformed.

Performance Update

The Fund returned -4.58% for the twelve-month period ended December 31, 2015, underperforming a -4.47% return by the Index.

Portfolio Review

In a challenging year for the high yield market, the Fund’s relative performance was particularly hindered by holdings in the energy sector. The Fund’s lack of exposure to metals & mining, another weak area of the high yield market, helped relative performance. Relative performance was also aided by investments in more consumer-driven sectors, such as media & entertainment and retailing.

Throughout the year, we maintained exposure to floating rate loans, which are outside the Index. Floating rate loans provide credit seniority along with potential protection against rising interest rates, and our holdings in this area contributed positively to relative performance. In the fourth quarter, we modestly reduced both exposure to floating rate loans and the total number of investments in the Fund.

Outlook

We expect market volatility to persist into 2016, which should continue to put a premium on liquidity. While higher interest rates remain a risk for some sectors of the fixed income market, we believe this is largely priced into

3

RS HIGH YIELD VIP SERIES

the market already given the increases in yields and spreads. Of course, surprises are always possible, and it remains to be seen whether current risk premiums provide enough cushion in an uncertain environment. Despite the many unknowns, we are reassured by the resilience of the U.S. economy, and we will remain on the lookout for opportunities created by volatility. We will continue to focus on investments that we believe have solid credit fundamentals and healthy liquidity, and that we believe have the potential to boost returns without unduly increasing overall risk.

For high yield investors specifically, we believe 2016 will present both risk and opportunity. The 12-month default rate in high yield ended 2015 at 2.62%, up 100 basis points during the year. Issuers in the energy and mining sectors were responsible for more than 70% of the default volume. Defaults remained below average outside of the oil & gas and commodity sectors.

Outside of those sectors, we believe U.S. high yield provides investors with an opportunity to work around the weakness in global and emerging markets, since the substantial majority of bond issuers are engaged in U.S.-centric industries and markets. We are looking for opportunities created by recent volatility and by merger and acquisition activity, focusing on more defensive, acyclical companies that cater to consumers. While we believe that healthy economic growth will provide a positive backdrop, we expect that high yield performance will continue to depend on being on the right side of commodity price volatility and on maintaining our investment discipline.

RS Funds are sold by Prospectus only. Before investing in any RS Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. To obtain a Fund’s Prospectus and Summary Prospectus, which contain this and other important information, please call 800.221.3253 or visit www.rsinvestments.com/VIP.htm. The Prospectus and Summary Prospectus should be read carefully before investing or sending money.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $38,502,790

Bond Quality Allocation[2] As of December 31, 2015

Top Ten Holdings[3] As of December 31, 2015

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
CITGO Petroleum Corp.	6.250%	8/15/2022	1.87%
DPL, Inc.	7.250%	10/15/2021	1.73%
The Neiman Marcus Group, Inc.	4.250%	10/25/2020	1.70%
Kindred Healthcare, Inc.	8.000%	1/15/2020	1.70%
Calumet Specialty Products Partners LP	7.625%	1/15/2022	1.66%
RSI Home Products, Inc.	6.500%	3/15/2023	1.61%
Netflix, Inc.	5.750%	3/1/2024	1.60%
Calpine Corp.	5.875%	1/15/2024	1.60%
Constellation Brands, Inc.	4.750%	12/1/2025	1.59%
Aramark Services, Inc.	5.125%	1/15/2024	1.59%
Total			16.65%

1	The Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2015.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Park Avenue Institutional Advisers LLC (“PAIA”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns As of December 31, 2015

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	-4.58%	0.39%	3.85%	5.19%	5.06%
Barclays U.S. Corporate High-Yield Bond Index[1]		-4.47%	1.69%	5.04%	6.96%	6.63%

Results of a Hypothetical $10,000 Investment As of December 31, 2015

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800.221.3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015, to December 31, 2015. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15-12/31/15	Expense Ratio During Period 7/1/15-12/31/15
Based on Actual Return	$1,000.00	$922.10	$4.46	0.92%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2015	Principal Amount	Value
Senior Secured Loans – 20.2%
Automotive – 1.1%
Navistar International Corp. Term Loan B 6.50% due 8/7/2020(1)	$500,000	$438,335

		438,335
Cable Satellite – 1.5%
Grande Communications Holdings Term Loan B 4.50% due 5/31/2020(1)	589,434	577,157

		577,157
Consumer Products – 1.3%
Party City Holdings, Inc. 2015 Term Loan B 4.25% due 8/19/2022(1)	498,750	483,478

		483,478
Food And Beverage – 1.3%
Hostess Brands LLC 2nd Lien Term Loan 8.50% due 8/3/2023(1)	500,000	494,375

		494,375
Healthcare – 3.6%
ADMI Corp. 2015 Term Loan B 5.50% due 4/30/2022(1)	298,500	297,381
Connolly Corp. 2nd Lien Term Loan 8.00% due 5/14/2022(1)	500,000	491,665
Phillips-Medisize Corp. 2nd Lien Term Loan 8.25% due 6/16/2022(1)	650,000	611,000

		1,400,046
Independent Energy – 0.9%
Chief Exploration & Development LLC 2nd Lien Term Loan 7.50% due 5/12/2021(1)	500,000	333,335

		333,335
Industrial - Other – 1.2%
Gates Global, Inc. Term Loan B 4.25% due 7/5/2021(1)	494,369	462,586

		462,586
Insurance: Property - Casualty – 1.2%
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	491,206	474,382

		474,382
Media - Entertainment – 2.6%
Deluxe Entertainment Services Group, Inc. Term Loan 2014 6.50% due 2/28/2020(1)	469,270	443,460
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan 8.25% due 5/1/2022(1)	650,000	565,500

		1,008,960

December 31, 2015	Principal Amount	Value
Oil Field Services – 1.4%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan 8.75% due 4/15/2020(1)	$400,000	$210,000
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	510,337	202,221
Floatel International Ltd. USD Term Loan B 6.00% due 6/27/2020(1)	292,765	128,231

		540,452
Restaurants – 1.5%
B.C. Unlimited Liability Co. Term Loan B2 3.75% due 12/12/2021(1)	566,367	560,703

		560,703
Retailers – 1.7%
The Neiman Marcus Group, Inc. 2020 Term Loan 4.25% due 10/25/2020(1)	741,825	654,660

		654,660
Technology – 0.9%
Avaya, Inc. Term Loan B7 6.25% due 5/29/2020(1)	489,756	338,476

		338,476
Total Senior Secured Loans (Cost $9,096,326)		7,766,945

	Principal Amount	Value
Corporate Bonds – 75.3%
Aerospace & Defense – 3.7%
Bombardier, Inc. Sr. Nt. 5.50% due 9/15/2018(2)	500,000	458,800
KLX, Inc. 5.875% due 12/1/2022(2)	500,000	475,000
StandardAero Aviation Holdings, Inc. 10.00% due 7/15/2023(2)	500,000	496,250

		1,430,050
Building Materials – 5.1%
Builders FirstSource, Inc. 10.75% due 8/15/2023(2)	500,000	496,250
Building Materials Corp. of America Sr. Nt. 6.00% due 10/15/2025(2)	300,000	306,000
NCI Building Systems, Inc. 8.25% due 1/15/2023(2)	500,000	525,000
RSI Home Products, Inc. Sec. Nt. 6.50% due 3/15/2023(2)	600,000	618,000

		1,945,250

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2015	Principal Amount	Value
Cable Satellite – 4.1%
CCOH Safari LLC Sr. Nt. 5.75% due 2/15/2026(2)	$330,000	$330,825
Cequel Communications Holdings I LLC Sr. Nt. 5.125% due 12/15/2021(2)	500,000	450,000
Intelsat Luxembourg S.A. 8.125% due 6/1/2023	600,000	271,500
Neptune Finco Corp. Sr. Sec. Nt. 6.625% due 10/15/2025(2)	500,000	520,000

		1,572,325
Chemicals – 0.9%
Hexion, Inc. Sr. Sec. Nt. 8.875% due 2/1/2018	500,000	352,500

		352,500
Construction Machinery – 2.3%
Ahern Rentals, Inc. Sec. Nt. 7.375% due 5/15/2023(2)	500,000	403,750
United Rentals North America, Inc. 6.125% due 6/15/2023	470,000	480,575

		884,325
Consumer Cyclical Services – 1.0%
Monitronics International, Inc. 9.125% due 4/1/2020(3)	500,000	396,250

		396,250
Consumer Products – 2.5%
Alphabet Holding Co., Inc. Sr. Nt. 7.75% due 11/1/2017(4)	170,000	165,750
Jarden Corp. 5.00% due 11/15/2023(2)	500,000	511,250
Kronos Acquisition Holdings, Inc. Sr. Nt. 9.00% due 8/15/2023(2)	330,000	282,150

		959,150
Electric – 4.6%
Calpine Corp. Sr. Sec. Nt. 5.875% due 1/15/2024(2)	600,000	615,000
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(3)	700,000	665,000
GenOn Energy, Inc. Sr. Nt. 9.50% due 10/15/2018	600,000	484,698

		1,764,698
Food And Beverage – 7.2%
Aramark Services, Inc. 5.125% due 1/15/2024(2)	600,000	611,250

December 31, 2015	Principal Amount	Value
Food And Beverage (continued)
Constellation Brands, Inc. 4.75% due 12/1/2025	$600,000	$611,250
Cott Beverages, Inc. 6.75% due 1/1/2020	500,000	516,250
Dean Foods Co. 6.50% due 3/15/2023(2)	500,000	520,000
FAGE Dairy Industry S.A. 9.875% due 2/1/2020(2)	500,000	520,000

		2,778,750
Gaming – 3.4%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)(3)	600,000	603,000
Scientific Games International, Inc. 6.625% due 5/15/2021	600,000	282,000
Wynn Macau Ltd. Sr. Nt. 5.25% due 10/15/2021(2)	500,000	440,000

		1,325,000
Government Related – 1.9%
CITGO Petroleum Corp. Sr. Sec. Nt. 6.25% due 8/15/2022(2)	750,000	720,000

		720,000
Healthcare – 5.6%
Crimson Merger Sub, Inc. Sr. Nt. 6.625% due 5/15/2022(2)	500,000	342,500
Kindred Healthcare, Inc. 8.00% due 1/15/2020	700,000	654,500
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	600,000	598,500
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	600,000	563,250

		2,158,750
Home Construction – 3.1%
K Hovnanian Enterprises, Inc. 8.00% due 11/1/2019(2)	250,000	155,000
WCI Communities, Inc. 6.875% due 8/15/2021	500,000	525,310
Woodside Homes Co. LLC 6.75% due 12/15/2021(2)(3)	600,000	516,000

		1,196,310
Independent Energy – 2.1%
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	500,000	385,625
Denbury Resources, Inc. 5.50% due 5/1/2022	500,000	165,990
Jupiter Resources, Inc. Sr. Nt. 8.50% due 10/1/2022(2)	480,000	192,000

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2015	Principal Amount	Value
Independent Energy (continued)
Linn Energy LLC 7.75% due 2/1/2021	$500,000	$72,500

		816,115
Media - Entertainment – 6.9%
AMC Networks, Inc. 4.75% due 12/15/2022	600,000	600,000
Netflix, Inc. Sr. Nt. 5.75% due 3/1/2024	600,000	616,500
Sinclair Television Group, Inc. 5.625% due 8/1/2024(2)	450,000	437,625
Tribune Media Co. 5.875% due 7/15/2022(2)	500,000	500,000
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)(3)	500,000	518,125

		2,672,250
Packaging — 2.6%
Berry Plastics Corp. Sec. Nt. 6.00% due 10/15/2022(2)	500,000	508,750
Reynolds Group Issuer, Inc. 8.50% due 5/15/2018	500,000	494,375

		1,003,125
Paper — 0.8%
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021	600,000	309,000

		309,000
Pharmaceuticals — 1.3%
Jaguar Holding Co. II 6.375% due 8/1/2023(2)	500,000	487,500

		487,500
Refining — 1.7%
Calumet Specialty Products Partners LP 7.625% due 1/15/2022(3)	750,000	637,500

		637,500
Retailers — 5.3%
Argos Merger Sub, Inc. Sr. Nt. 7.125% due 3/15/2023(2)	500,000	495,750
Asbury Automotive Group, Inc. 6.00% due 12/15/2024(2)	500,000	516,250
Penske Automotive Group, Inc. 5.75% due 10/1/2022	500,000	513,750
Sally Holdings LLC 5.625% due 12/1/2025	500,000	505,000

		2,030,750
Supermarkets — 1.3%
Tops Holding LLC Sr. Sec. Nt. 8.00% due 6/15/2022(2)	500,000	492,500

		492,500

December 31, 2015	Principal Amount	Value
Technology — 1.3%
First Data Corp. 7.00% due 12/1/2023(2)	$500,000	$500,000

		500,000
Wireless — 2.4%
SBA Communications Corp. Sr. Nt. 4.875% due 7/15/2022	500,000	492,500
Sprint Corp. 7.125% due 6/15/2024	600,000	432,750

		925,250
Wirelines — 4.2%
EarthLink Holdings Corp. Sr. Sec. Nt. 7.375% due 6/1/2020	250,000	254,375
8.875% due 5/15/2019	372,000	378,510
Frontier Communications Corp. Sr. Nt. 10.50% due 9/15/2022(2)	500,000	498,125
Windstream Services LLC 6.375% due 8/1/2023	700,000	504,000

		1,635,010
Total Corporate Bonds (Cost $32,358,842)		28,992,358

	Shares	Value
Common Stocks — 0.2%
Consumer Cyclical Services — 0.2%
Gray Television, Inc.(5)	4,500	73,350

		73,350
Total Common Stocks (Cost $60,104)		73,350

	Principal Amount	Value
Repurchase Agreements — 5.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03%, dated 12/31/2015, maturity value of $2,293,008, due 1/4/2016(6)	$2,293,000	2,293,000
Total Repurchase Agreements (Cost $2,293,000)		2,293,000
Total Investments — 101.6% (Cost $43,808,272)		39,125,653
Other Liabilities, Net — (1.6)%		(622,863)
Total Net Assets — 100.0%		$38,502,790

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2015.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2015, the aggregate market value of these securities amounted to $16,062,650, representing 41.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Securities are segregated to cover anticipated or existing derivative positions.
(4)	Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2015, interest payments had been made in cash.
(5)	Non-income producing security.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	3.30%	8/27/2032	$2,340,125

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Senior Secured Loans	$—	$7,766,945	$—	$7,766,945
Corporate Bonds	—	28,992,358	—	28,992,358
Common Stocks	73,350	—	—	73,350
Repurchase Agreements	—	2,293,000	—	2,293,000
Total	$73,350	$39,052,303	$—	$39,125,653

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of December 31, 2015
Assets
Investments, at value	$39,125,653
Cash	70,697
Interest receivable	636,459
Receivable for fund shares subscribed	420
Prepaid expenses	317

Total Assets	39,833,546

Liabilities
Payable for investments purchased	1,229,656
Payable for fund shares redeemed	46,582
Payable to adviser	19,780
Accrued trustees’ fees	769
Accrued expenses/other liabilities	33,969

Total Liabilities	1,330,756

Total Net Assets	$38,502,790

Net Assets Consist of:
Paid-in capital	$46,479,837
Accumulated net realized loss from investments	(3,294,428)
Net unrealized depreciation on investments	(4,682,619)

Total Net Assets	$38,502,790

Investments, at Cost	$43,808,272

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	6,282,770
Net Asset Value Per Share	$6.13

Statement of Operations For the Year Ended December 31, 2015
Investment Income
Interest	$3,012,683

Total Investment Income	3,012,683

Expenses
Investment advisory fees	256,699
Custodian fees	51,311
Professional fees	26,874
Transfer agent fees	21,323
Shareholder reports	9,318
Administrative service fees	7,300
Trustees’ fees	2,848
Other expenses	4,852

Total Expenses	380,525

Net Investment Income	2,632,158

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(3,110,232)
Net change in unrealized appreciation/depreciation on investments	(1,302,365)

Net Loss on Investments	(4,412,597)

Net Decrease in Net Assets Resulting from Operations	$(1,780,439)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/15	For the Year Ended 12/31/14

Operations
Net investment income	$2,632,158	$2,877,232
Net realized gain/(loss) from investments	(3,110,232)	2,876,153
Net change in unrealized appreciation/depreciation on investments	(1,302,365)	(5,843,378)

Net Decrease in Net Assets Resulting from Operations	(1,780,439)	(89,993)

Distributions to Shareholders
Net investment income	(2,632,158)	(3,071,047)
Net realized gain on investments	—	(1,202,349)
Return of capital	(34,151)	—

Total Distributions	(2,666,309)	(4,273,396)

Capital Share Transactions
Proceeds from sales of shares	3,092,832	5,648,566
Reinvestment of distributions	2,666,309	4,273,396
Cost of shares redeemed	(7,342,920)	(23,404,192)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,583,779)	(13,482,230)

Net Decrease in Net Assets	(6,030,527)	(17,845,619)

Net Assets
Beginning of year	44,533,317	62,378,936

End of year	$38,502,790	$44,533,317

Other Information:
Shares
Sold	444,996	714,373
Reinvested	435,671	622,944
Redeemed	(1,050,278)	(2,985,811)

Net Decrease	(169,611)	(1,648,494)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/15	$6.90	$0.43	[1]	$(0.75)	$(0.32)	$(0.44)	$—	$(0.01)	$(0.45)
Year Ended 12/31/14	7.70	0.50		(0.56)	(0.06)	(0.53)	(0.21)	—	(0.74)
Year Ended 12/31/13	7.71	0.54		(0.01)	0.53	(0.54)	—	—	(0.54)
Year Ended 12/31/12	7.19	0.53		0.52	1.05	(0.53)	—	—	(0.53)
Year Ended 12/31/11	7.51	0.63		(0.32)	0.31	(0.63)	—	—	(0.63)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$6.13	(4.58)%	$38,503	0.89%	0.89%	6.15%	6.15%	148%
6.90	(0.84)%	44,533	0.82%	0.82%	5.68%	5.68%	212%
7.70	6.94%	62,379	0.74%	0.74%	5.90%	5.90%	92%
7.71	14.57%	72,372	0.76%	0.76%	6.56%	6.56%	91%
7.19	4.19%	67,455	0.74%	0.74%	7.22%	7.22%	92%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

December 31, 2015

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eight series. RS High Yield VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates market value (see Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and

16

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2015, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2015, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state authorities for tax years before 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%.

RS Investments has entered into a Sub-Advisory Agreement as of May 1, 2015 with Park Avenue

Institutional Advisers LLC (“Park Avenue”), a wholly-owned subsidiary of GIS. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Prior to May 1, 2015, GIS served as the sub-adviser to the Fund pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement. GIS and Park Avenue informed the Trust that there would be no changes in the investment strategies of the Fund or in the portfolio management personnel responsible for the day-to-day management of the Fund as a result of the change in sub-adviser. Sub-investment advisory fees paid by RS Investments to Park Avenue and previously to GIS do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Principal Underwriter RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, is the principal underwriter of the Fund shares. The Trust has entered into a distribution agreement with RSFD, which governs the sale and distribution of shares of the Fund. RSFD receives no compensation from the Trust or from purchasers of the Fund shares for acting as distributor of the Class I shares.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital
2015	$2,632,158	$—	$34,151
2014	3,071,530	1,201,866	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2015, were $3,037,218, with no expiration date.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Fund elected to defer net capital losses of $257,214.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2015, was $43,808,272. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2015, aggregated $181,105 and $(4,863,724), respectively, resulting in net unrealized depreciation of $(4,682,619).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $63,689,549 and $59,887,662, respectively, for the year ended December 31, 2015.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

d. Payment-In-Kind Securities The Fund may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

Effective August 17, 2015, the Fund, with other funds managed by RS Investments, is party to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. For the period January 1, 2015 through August 16, 2015, the Fund, with other funds managed by RS Investments, was party to a $400 million committed revolving credit facility from State Street Bank and Trust Company under similar terms. Under the terms of both credit facilities, in addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.11% per annum on its share of the unused portion of the credit facilities.

For the year ended December 31, 2015, the Fund did not borrow under the facilities.

Note 6. Sales Transaction

On December 18, 2015, Victory Capital Management Inc. (“Victory Capital”) announced it had agreed to acquire RS Investments. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and client consents, including approvals related to the Fund.

On January 19, 2016, the Board of Trustees of the Trust approved the reorganization of the Fund into a corresponding, newly-formed fund within the Victory family of funds (the “Acquiring Fund”) (the “Reorganization”). Victory Capital will serve as the investment adviser to the Acquiring Fund. RS Investments anticipates that the Acquiring Fund will be managed by the same investment management team that currently manages the Fund and that the investment objective, principal investment strategies and principal risks of the Acquiring Fund will be substantially identical to those of the Fund.

The Reorganization is subject to approval by shareholders of the Fund.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS High Yield VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield VIP Series (one of the funds constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2016

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Park Avenue Institutional Advisers LLC (“Park Avenue”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to RS Global Natural Resources Fund are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 5, 2015, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Sub-Advisory Agreement for RS Global Natural Resources Fund by and between RS Investments and SailingStone, which was previously approved by the Board on February 13, 2014, and the Investment Advisory Agreement for

RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund, which was previously approved by the Board on December 2, 2014, each for an initial two-year term from the date of execution), for the one-year period commencing August 31, 2015. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and in this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various ongoing enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by Park Avenue and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to Park Avenue for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds,

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance and total expense levels.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile and closer to median if the peer group is adjusted for a narrower set of more similar funds. For RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain below the top quartile. For RS Low Duration Bond Fund, the Trustees received and requested further analysis from the independent consultant and noted that the decline in assets contributed to an increase in relative expenses and that the tight grouping of this peer group placed the Fund within about 10 basis points of the median level. RS Investments had agreed to a temporary additional expense reduction to improve this Fund’s relative total expenses. For RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees recognized that a directly comparable peer group was not presented, but they were pleased that they had negotiated a further expense limitation with RS Investments. The Trustees noted that RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation keeps the Fund’s total expenses only very slightly into the fourth quartile and that the Fund has enjoyed a very favorable performance record for various periods. The RS Technology Fund’s top quartile management fee is moderated by total expenses below the top quartile of its peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The Trustees noted that the information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same or higher rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, operational, compliance, legal, reporting, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Global Natural Resources Fund, which was ranked in the lowest quartile for the one- and three-year periods and below the median for the longer term, but had shown much improved performance for the year-to-date period; (2) RS Investors Fund, which was ranked in the lowest quartile for the one-year period; (3) RS Partners Fund, which was ranked in the lowest quartile for the one- and five-year periods, and below the median for the other

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

periods; (4) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three- and five-year periods; and (5) RS High Yield VIP Series, which was ranked in the lowest quartile for the one-, three-, five- and ten-year periods. The Trustees agreed to monitor closely the performance of these and the other Funds, taking into consideration the following additional considerations: RS Emerging Markets Fund had shown continued signs of improved performance over more recent periods after its change of portfolio management responsibility. The Independent Trustees accepted management’s explanation that RS Tax-Exempt Fund and RS High Yield VIP Series have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Independent Trustees will continue to closely monitor the other Funds about which the Trustees have concerns about relative performance. The Independent Trustees had taken note of RS Investments’ assurances that the performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that continued improvement for many Funds had been shown. The consensus of the Independent Trustees was that RS Investments has shown a commitment to take steps to improve relative performance and communicate openly with the Independent Trustees about performance challenges.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2014, and for the three months ended March 31, 2015. The Trustees noted that RS Investments has told the Board that it continued to invest in the business to maintain high quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of Park Avenue, as the sub-adviser to certain Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information previously presented by the independent consultant indicating that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and recognized that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also recognized that some of the largest Funds had declined in asset size, tending to reduce the available economies of scale. The Independent Trustees also noted management’s discussion of the substantial resources devoted over recent years to additional portfolio management, compliance and other professionals.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding Park Avenue, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of Park Avenue, the Trustees determined that the services provided by Park Avenue as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments and by Park Avenue, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2015.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	33	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	33	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	33	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	33	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	33	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	33	TriLinc Global Impact Fund, LLC (2012–present)

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	33	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Chief Financial Officer and Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.221.3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2015.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit- Related Fees	Tax Fees *	All Other Fees
December 31, 2014	$159,455	$—	$64,344	$—
December 31, 2015	$160,057	$—	$62,955	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit- Related Fees	Tax Fees	All Other Fees *
December 31, 2014	$206,979	$—	$47,495
December 31, 2015	$165,000	$—	$40,005

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $868,156 for 2014 and $605,210 for 2015.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2016

By (Signature and Title)*	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)

Date: March 9, 2016